SCHEDULE 14A
                              (RULE 14A-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                      [x] Filed by the Registrant

            [  ] Filed by a Party other than the Registrant

                       Check the appropriate box:

[X] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                         ATR SEARCH CORPORATION
                        ------------------------
             Name of Registrant as Specified In Its Charter)

            Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No:
(3) Filing Party:
(4) Date Filed:


/1/



                            ATR SEARCH CORPORATION
                       2 Penn Plaza, 15th Floor, Ste. 53
                          NEW YORK, NEW YORK 10121

                               May 15, 2002

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the "Special Meeting") of ATR Search Corporation, which will be held at 29 E. 31st St., 2nd Floor, New York, NY 10016, on Monday, June 3, 2002, at 10:00 a.m. For directions to the Special Meeting, please call (212) 292-4957.

Details of the business to be conducted at the Special Meeting are given in the attached Notice of Special Meeting and Proxy Statement.

If you do not plan to attend the Special Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting at the Special Meeting.

We look forward to seeing you at the Special Meeting.

                       ----------------------------
                     Robert CoxChief Executive Officer


New York, New York

                         YOUR VOTE IS IMPORTANT

In order to assure your representation at the meeting, you are requested to complete, sign, and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE N ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.


/2/


                            ATR SEARCH CORPORATION
                       2 Penn Plaza, 15th Floor, Ste. 53
                           NEW YORK, NEW YORK 10121

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 3, 2002

The Special Meeting of Stockholders (the "Special Meeting") of ATR Search Corporation, a Nevada corporation ("Suitor"), will be held at 2 Penn Plaza, 15th Floor, Ste. 53, New York, NY 10016, on Monday, June 3, 2002, at 10:00 a.m. for the following purposes:

1. To consider and vote upon the Merger Agreement, dated as of April 30, 2002, by and among ATR Search Corporation, a Nevada corporation ("Suitor") and Medicius, Inc., a Nevada corporation ("Target"), as it may be amended from time to time (the "Merger Agreement"), and the transactions contemplated thereby (collectively, the "Merger").

2. In connection with the proposed Merger, to consider and vote upon a proposal to approve the name change of Suitor to CareDecision Corporation, as contemplated by the Merger Agreement.

3. In connection with the proposed Merger, to consider and vote upon a proposal to increase the authorized shares of Suitor to 200,000,000.

4. Other business may be transacted at the Special Meeting.

The items of business set forth above are more fully described in the Proxy Statement accompanying this Notice. Pursuant to our Bylaws, we have fixed the time and date for the determination of stockholders entitled to notice of and to vote at the Special Meeting as the close of business as June 3, 2002. Accordingly, only stockholders of record on such date and at such time will be entitled to vote at the Special Meeting, notwithstanding any transfer of stock on our books thereafter.

Approval of the proposed name change of our corporation and increase in authorized shares set forth in Proposals 2 and 3 respectively is conditioned to the closing of the Merger. There are other conditions that must also be satisfied for the Merger to be consummated. Even if you approve Proposals 2 and 3,the name change and increase in authorized shares will not become effective if the Merger does not occur for any reason. In that case, Suitor's name and authorized shares will remain unchanged. The proposed Merger with Target is discussed in more detail in the sections of the attached proxy entitled "The Merger Agreement" and "Form of the Merger Agreement," which you should read carefully.

Adoption of Proposals 1, 2, and 3 enumerated in this Notice requires the affirmative vote of a majority of the votes represented by all shares of our common stock outstanding on the record date. In order to carry on the business of the meeting, we must have a quorum. This means at least two-thirds of the outstanding shares of common stock must be represented at the meeting, either by proxy or in person. Broker non-votes count for purposes of a quorum. Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal. If there are not enough stockholders present or represented by proxy to constitute a quorum, the meeting may be adjourned.

If your shares are held of record in "street name" by a broker, bank or other nominee, follow the voting instructions that you receive from the nominee.

The Board of Directors of Suitor has approved of the Proposals enumerated in this Notice and recommends that Suitor stockholders vote FOR their adoption.


/3/


Whether or not you expect to attend the Special Meeting, please complete, sign, date and return the enclosed white proxy card promptly in the accompanying reply envelope. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Special Meeting.

                      BY ORDER OF THE BOARD OF DIRECTORS

                    --------------------------------------
                      Robert Cox, Chief Executive Officer


New York, New York
May 14, 2002


/4/


                            ATR Search Corporation
                       2 Penn Plaza, 15th Floor, Ste. 53
                          New York, New York 10016

                               PROXY STATEMENT

                            GENERAL INFORMATION

            PECIAL MEETING OF STOCKHOLDERS TO BE HELD June 3, 2002

     This Proxy Statement is furnished to stockholders of ATR Search Corporation, a Nevada corporation (the "Suitor"), in connection with the solicitation by the Board of Directors (the "Board" or "Board of Directors") of the Suitor of proxies in the accompanying form for use in voting at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on June 3, 2002, at 10:00 a.m., Eastern daylight time, at the offices of the Suitor at 29 East 31st Street, 2nd Floor, New York, New York 10016, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Special Meeting.

                           REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Suitor (to the attention of the Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

                      SOLICITATION AND VOTING PROCEDURES

     The solicitation of proxies will be conducted by mail and the Suitor will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Special Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Special Meeting to beneficial owners of Suitor's Common Stock. The Suitor may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation. The Suitor will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

The close of business on April 30, 2002 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of the uitor entitled to notice of and to vote at the Special Meeting.

As of the close of business on the Record Date, the Suitor had Approximately 21,505,000 shares of Common Stock outstanding. Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Approval of the Merger Agreement and the changing of Suitor's name will require the affirmative vote of the majority of the issued and outstanding shares of Suitor's Common Stock. Because abstentions are treated as shares present or represented and entitled to vote for the purposes of determining whether a matter has been approved by the stockholders, abstentions have the same effect as negative votes.

Execution of the accompanying proxy will not affect a Stockholder's right to attend the meeting and vote in person. Any shareholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Suitor, or by delivering a subsequently executed proxy card, at any time before the proxy is voted.


/5/


                DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    For stockholder proposals to be considered properly brought before anannual meeting by a stockholder, the stockholder must have given timely notice therefore in writing to the Secretary of the Suitor. The Suitor must receive stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and intended to be presented at the Suitor's 2002 Special Meeting of Stockholders not later than May 27, 2002 in order to be considered for inclusion in the Suitor's proxy materials for that meeting. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the Special meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business.

                    VOTING SECURITIES AND PRINCIPAL HOLDER

     Security Ownership of Certain Beneficial Owners and Management. The following table sets forth certain information known to the Suitor with respect to the beneficial ownership of its common stock as of April 30, 2002, by (i) each person known by the Suitor to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director of the Suitor, (iii) each named executive officer, and (iv) all directors and officers as a group.
Except as otherwise indicated, the Suitor believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.


                                 Common Stock
                                --------------
      Name of Beneficial           Number of                % of Class -
     -------------------          ----------               --------------
            Owner                   Shares                  Pre-Offering
           ------                  -------                 --------------

           Sarcor
         Management,
           S.A.                   3,500,000                    16.28%

       CEDE & Co. [Held
       in Street Name]            4,101,471                    19.07%

        Robert Cox                1,750,000                     8.14%

      Michael Vogel                 850,000                     4.07%


                                 PROPOSAL NO. 1

                        AGREEMENT AND PLAN OF MERGER

                                   GENERAL

     The following is a summary of the important aspects of the proposed Merger and the material terms of the Merger Agreement, and may not contain all of the information that is important to Suitor stockholders. As such, the following discussion is qualified in its entirety by reference to the Merger Agreement, attached hereto as Appendix C and incorporated by reference herein, which, along with the other annexes to this proxy statement, Suitor stockholders are urged to read carefully and in their entirety.


/6/


                       SUITOR'S REASONS FOR THE MERGER

In its evaluation of the Merger, the Board of Directors of Suitor reviewed several factors, including:

   a) Suitor's future financial outlook and possible alternatives to the proposed merger, including the advantages, challenges and risks associated with continuing as an independent company. In this regard, the Suitor Board considered the amount and range of acquisition consideration most likely to be offered by other prospective acquisition candidates, the likelihood of realizing those values, the likelihood of receiving a better financial offer from another potential acquirer and the view of Suitor's management that the merger represented the best strategic alternative available to Suitor under the circumstances. The Suitor Board also considered the prospects of remaining as an independent company, including Suitor's prospects for the success of its business of providing premier computer consulting and staff augmentations for financial services and technology companies in the information technology ("IT") industry;

   b) The decline in the market price of Suitor's common stock in the past and the view of Suitor's Board of Directors and management that it could take a long time for the market price of Suitor's common stock to reach higher levels, if at all;
   c) The potential of Suitor, under its current business model, to achieve profitability;

   d) historical information concerning Medicius, Inc. ("Target") business, operations, financial condition, results of operations, technology, management, competitive positions, current customers, customer pipeline and prospects;

   e) reports from Suitor's representatives as to the results of their due diligence investigations of Target;

   f) the current and historical economic and market condition and business environment in the consulting technology services market catering to the financial services;

   g) the percentage ownership of the combined company of Suitor's stockholders;

   h)  the lack of other available prospective merger candidates; and

   i) the potential risks that could be incurred by Suitor if it failed to complete a Merger or other business transaction.

The Suitor board also identified and considered a number of potentially negative factors in its deliberations concerning the merger, including:

   a) the potential disruption of Suitor's business that could result from the announcement of the merger;

   b) the uncertain current and prospective market environment for Target's products and services;

   c)  the dilutive effect of the Merger on Suitor's stockholders;

   d) the risk that if the Merger is not completed, Suitor would have incurred significant costs and further reduced its financial position; and

   e) the potential effect of the exclusivity covenants and termination fee negotiated by Target in deterring other potential merger prospects for Suitor.


/7/


     In addition, Suitor's Board of Directors considered the interest that certain affiliates and directors may have with respect to the Merger in addition to their interests as Suitor stockholders. See "Interests of Suitor Officers and Directors in the Merger" that begins on page 8 of this proxy statement.

     The Suitor Board determined that, on balance, the potential benefits to Suitor and its stockholders of the Merger outweighed the risks associated with the Merger.

     The discussion of the information and factors considered by Suitor's Board is not intended to be exhaustive. In view of the number and wide variety of factors considered in connection with its evaluation of the Merger, and the complexity of these matters, Suitor's board did not find it useful to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors it considered. In addition, the Suitor Board did not undertake to make any specific determination as to whether any particular factor was favorable or unfavorable to the Board of Directors' ultimate determination or assign any particular weight to any factor, but rather conducted an overall analysis of the factors described above, including thorough discussions with and questioning of Suitor's representatives. In considering the factors described above, individual members of the Board of Directors may have given different weight to different factors. Suitor's Board of Directors considered all these factors as a whole, and overall considered the factors to be favorable to, and to support, its determination.

     For the reasons set forth above, the Suitor Board has determined that the Merger is fair and in the best interests of Suitor and the Suitor stockholders. Consequently, the Suitor board has approved and adopted the Merger Agreement and recommends that the Suitor stockholders vote FOR approval and adoption of the Merger, the proposed reverse stock split and the reincorporation of Suitor.

THERE CAN BE NO ASSURANCE THAT THE BENEFITS OR OPPORTUNITIES CONSIDERED BY THE BOARD OF DIRECTORS OF SUITOR WILL BE ACHIEVED THROUGH CONSUMMATION OF THE MERGER.

                             NO FAIRNESS OPINION

     The Nevada Revised Statutes does not require us to obtain a fairness opinion in connection with the Merger, and Suitor has not obtained one. The terms and conditions of the Merger were negotiated at arm's-length between the managements of Suitor and Target and were the result of a number of factors, including but not limited to the factors listed above in "Suitor's Reasons for the Merger".

     The Board of Directors did not feel that an investment banker's opinion was beneficial or necessary given the Board of Directors' knowledge of Suitor and its business, nor did the Board of Directors believe that obtaining such an opinion would be an appropriate use of corporate funds. The Board of Directors believes that the acquisition of such an opinion would require a substantial amount of capital and time. Given Suitor's limited resources, the fact that Suitor is essentially being valued at an amount equal to its net cash, and the need to complete the Merger in a timely manner, the Board of Directors did not believe it was in the best interests of Suitor to incur the cost of a fairness opinion.

     Based on Suitor's current operating performance and prospects, including the decline in such performance, and Target's strong interest in the Merger, the Board of Directors felt that significantly better terms and conditions could not be obtained in the foreseeable future.

     Accordingly, there can be no assurance that consummation of the Merger will be fair from a financial point of view to the stockholders of Suitor.

                 INTERESTS OF SUITOR OFFICERS, DIRECTORS IN THE MERGER

     In considering the recommendation of the Suitor Board of Directors with respect to approving the Merger, stockholders should be aware that certain members of the Board of Directors and management of Suitor have interests in the Merger that are in addition to the interests of stockholders of Suitor generally. The Suitor Board of Directors was aware of these interests and considered them, among other matters, in approving the principal terms of the Merger and the Merger Agreement.


/8/


              MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The following discussion summarizes the material U.S. federal income tax considerations of the Merger that are expected to apply generally to stockholders of Suitor and Target in connection with the merger. This summary is based upon current provisions of the Code, existing regulations under the Code and current administrative rulings and court decisions, all of which are subject to change. Any change, which may or may not be retroactive, could alter he tax consequences to Suitor, Target or the stockholders of Suitor and Target as described in this summary. No attempt has been made to comment on all federal income tax consequences of the Merger that may be relevant to particular stockholders, including stockholders:

   a) who are subject to special tax rules such as dealers in securities, foreign persons, mutual funds, insurance companies, tax-exempt entities;

   b)  who are subject to the alternative minimum tax provisions of the Code;

   c) who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions;

   d) who hold their shares as a hedge or as part of a hedging, straddle or other risk reduction strategy; or

   e)  who do not hold their shares as capital assets.

     In addition, the following discussion does not address the tax consequences of the Merger under state, local and foreign tax laws. Furthermore, the following discussion does not address (i) the tax consequences of transactions effectuated before, after or at the same time as the Merger, whether or not they are in connection with the Merger, including, without limitation, transactions in which Suitor shares are acquired, (ii) the tax consequences to holders of options issued by Target which are assumed, exercised or converted, as the case may be, in connection with the merger,
(iii) the tax consequences of the receipt of Suitor shares other than in exchange for Target shares, or (iv) the tax implications of a failure of the Merger to qualify as a reorganization. Accordingly, stockholders are advised and expected to consult their own tax advisers regarding the federal income tax consequences of the Merger in light of their personal circumstances and the consequences under state, local and foreign tax laws.

     No ruling from the Internal Revenue Service has been or will be requested in connection with the Merger. No tax opinion has been or will be requested in connection with the Merger.

     The Merger is intended to qualify as a tax-free reorganization under
Section 368(a) of the Code. As a result, provided it does so qualify, in general:

   a) Suitor and Target will not recognize any gain or loss as a result of the Merger;

   b) a holder of Suitor common stock will not recognize any gain or loss as a result of the Merger;

   c) shareholders of Target will not recognize any gain or loss upon the receipt of Suitor common stock in exchange for their Target common stock, other than with respect to cash received in lieu of fractional shares of Suitor common stock;

   d) the aggregate tax basis of the shares of Suitor common stock received by Target shareholders in the Merger (including any fractional share deemed received) will be the same as the aggregate basis of the shares of Target common stock surrendered in exchange therefor;

   e) the holding period of the Suitor common stock received by Target shareholders in the Merger will include the period during which the Target stock surrendered in exchange therefore was held, provided that the Target stock so surrendered is held as a capital asset at the time of the Merger; and


/9/


   f) Target shareholders will be required to attach a statement to their federal income tax returns for the year of the Merger that contains the information listed in Treasury Regulation Section 1.368-3(b). Such statement must include the shareholder's tax basis in the shareholder's Target common stock and a description of the Suitor common stock received.

     Irrespective of the Merger's status as a reorganization, a Target shareholder will recognize gain to the extent shares of Suitor common stock received in the Merger are treated as received in exchange for services or property other than solely Target common stock. All or a portion of any such gain could be taxable as ordinary income. Gain also will be recognized to the extent a Target shareholder is treated as receiving (directly or indirectly) consideration other than Suitor common stock in exchange for Target common stock or to the extent the Target common stock surrendered in the Merger is not equal in value to the Suitor common stock received in exchange therefor.

                             DISSENTERS' RIGHTS

Summary of Nevada's Dissenters' Rights
--------------------------------------

     Certain transactions proposed by a Nevada corporation (such as the Company) which require stockholder approval may entitle the stockholders to dissent from the proposed transaction and obtain payment from the corporation of the fair value of such dissenting stockholder's shares, as provided by Chapter 92A (and specifically, 92A.300 through 92A.500) of the Nevada Revised Statutes. A copy of these provisions of Chapter 92A is attached hereto as XHIBIT K, and the following discussion is qualified in its entirety by reference to EXHIBIT K. Under these provisions, a stockholder who has been given notice of dissenters' rights and who wishes to assert dissenters' rights must cause the Suitor to receive, before the vote on the Merger Proposal is taken, written notice of the stockholder's intention to demand payment for the stockholder's shares if the proposed corporate action is effectuated. Any such notice is to be delivered to the Suitor at 29 East 13st St., 2nd Floor, New York, New York 10016, Attention: Corporate Secretary. Chapter 92A also provides that appraisal rights are not available to holders of shares: (a) listed on a national securities exchange; (b) included in the national market system by the National Association of Securities Dealers; or (c) held of record by at least 2,000 stockholders, unless holders of stock are required to accept in the merger anything other than any combination of cash, owner's interests or owner's interests and cash in lieu of fractional shares of: (i) the surviving or acquiring entity in the merger, or (ii) another entity that, at the effective date of the merger, will be: (A) listed on a national securities exchange, (B) included in the national market system by the National Association of Securities Dealers, or (C) held of record by at least 2,000 stockholders. Accordingly, because the Company Common Stock is listed on the OTCBB, the holders of Company Common Stock are not entitled to appraisal rights in connection with the reincorporation.

                                 GOVERNMENTAL APPROVALS

     Suitor and Target are not aware of any license or regulatory permit which is material to the business of either company and which is likely to be adversely affected by the Merger, or of any approval or other action by any state, federal or foreign government or governmental agency that would be required prior to the Merger, other than compliance with any applicable state securities laws.


/10/


                                RESTRICTIONS ON RESALES

     The shares of Suitor Common Stock to be issued to Target shareholders in the Merger will be restricted securities and may only be sold pursuant to an effective registration statement under the Securities Act or an exemption therefrom. The restricted securities and any shares of capital stock received in respect thereof, whether by reason of a stock split, share reclassification or stock dividend, shall not be transferable except upon the conditions specified herein.

     Each certificate for the Suitor common stock issued in the Merger and any shares of capital stock received in respect thereof, and each certificate for any such securities issued to subsequent transferees of any such certificate shall contain a legend to the effect that:

     "The Restricted Securities covered by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act or an opinion of counsel to Suitor is obtained stating that such disposition is in compliance with an available exemption from such registration."

                [ Balance of this page intentionally left blank.]


/11/


                               MERGER AGREEMENT

     This AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as of April 30, 2002, between ATR Search Corp., a Nevada corporation ("Suitor"), and Medicius, Inc., a Nevada corporation ("Target").

                                   RECITALS

                                  AGREEMENT

     NOW, THEREFORE, in consideration of the terms, conditions, agreements and covenants contained herein, and in reliance upon the representations and warranties contained in this Agreement, the parties hereto agree as follows:

                                  Article 1

1.1  THE MERGER
    ------------

     Upon the terms and subject to the conditions hereof, as promptly as practicable following the satisfaction or waiver of the conditions set forth in
Article V hereof, but in no event later than two days thereafter, unless the parties shall otherwise agree, a certificate of merger (the "Certificate of Merger") providing for the merger of Target with and into the Suitor (the "Merger") shall be duly prepared, executed and filed by the Suitor, in accordance with the relevant provisions for a Nevada Corporation and the parties hereto shall take any other actions required by law to make the Merger effective. Both the Target and Suitor will be the surviving corporations in the Merger. However, following the Merger, the operations of Target will be conducted through Suitor and the operations of Suitor will be conducted through CareTechnologies LLC, which at the time of the closing of the transactions described herein, shall be a wholly owned subsidiary of the Suitor.

1.2  EFFECTIVE TIME
    ----------------

     If all of the conditions precedent to the obligations of each of the parties hereto as hereinafter set forth shall have been satisfied or shall have been waived, the Merger shall become effective (the time of such effectiveness is referred to herein as the "Effective Time") upon the filing of an agreement of merger, in the form set forth as Exhibit C hereto (the "Agreement of Merger"), with the Secretary of State of Nevada. This shall take place on the Closing Date (as defined herein).

1.3  CONSIDERATION FOR THE MERGER
    ------------------------------

     (a) On the Effective Date, Target will merge with and into the Suitor. The separate existence of Target will continue. Both the Suitor and Target will be the surviving and operating entities in the Merger and both will continue to be governed by the laws of the State of Nevada. The Certificate of Incorporation and Bylaws of the Suitor in effect as of the Effective Date will not be affected by the Merge.

     (b) On the Effective Date, without any action on the part of the holders hereof, the capital stock of Target issued and outstanding immediately prior to the Effective Date will be converted into the right to receive Suitor Common Stock as follows:

          (i) Series A Preferred Exchange Rate. Each share of Target Series A Preferred Stock will be converted into 3.50 Merger Shares (the "Series A Preferred Exchange Ratio") and .75 Merger Warrants.

         (ii)  Common Exchange Rate.  Each share of Target Common Stock will be


/12/


converted into 3.0 Merger Shares ("Common Exchange Ratio") and .5 Merger
Warrants.

     (c) After the Effective Date, all Target common stock purchase warrants that remain unexercised on the Effective Date and any Target Convertible Notes that remain unconverted or unpaid on the Effective Date will be exercisable for or convertible into the number of Merger Shares (the "Reserved Merger Shares") based on the Common Exchange Ratio, as provided in paragraphs [b(i) and b(ii)] of this Section.

     (d) The shareholders of Target will not be entitled to fractional Merger Shares as a result of the Merger, and the holders of Target common stock purchase warrants that remain unexercised on the Effective Date and any Target Convertible Notes that remain unconverted or unpaid on the Effective Date will not be entitled to any fractional Reserved Merger Shares upon exercise or conversion of those instruments. Any fractional share of Suitor Common Stock that may result from the application of the exchange rates in Section 1.3(b) shall be rounded up or down to the nearest whole Merger Share, and any fractional share of Suitor Common Stock that may result from the application of the exchange rates in Section 1.3(c) shall be rounded up or down to the nearest whole Reserved Merger Share.

     (e) The Merger shall have all the other effects provided by the Nevada Revised Statutes ("NRS").

     (f) On the Effective Date, the Suitor shall assume all outstanding Target Warrants listed within this section, which will thereafter become exercisable for the number of Reserved Merger Shares that the option holders would have received in the Merger at the Common Exchange Rate in exchange for the shares of Target Common Stock issuable upon exercise thereof prior to the Effective Date, on the same terms and conditions in effect immediately prior to the Merger. As soon as practicable after the Effective Date, the Suitor shall execute and deliver warrant agreements reflecting the foregoing to holders of outstanding Target Warrants, listed on Schedule WA-1 of Exhibit L, added and attached hereto and made a part hereof.

     (g) Prior to the Effective Date, Target will use its best efforts to encourage conversion of the Target Convertible Notes. To the extent the Target Convertible Notes remain unconverted or unpaid on the Effective Date, (i) the indebtedness evidenced thereby shall be assumed by the Suitor, and (ii) they will become convertible after the Effective Date into the number of Reserved Merger Shares that the holders would have received in the Merger at the Common Exchange Rate in exchange for the shares of Target Common Stock issuable upon conversion thereof prior to the Effective Date, on the same terms and conditions in effect immediately prior to the Merger, said Target Convertible Note holders listed on Exhibit M as Schedule TCN-1 of Exhibit M, added and attached hereto and made a part hereof.

     (h)  NO FRACTIONAL SHARES OR OPTIONS:  Unless otherwise required by
Section 407 of the NRS, no fractional shares of Suitor Common Stock shall be issued in connection with the Merger, and no certificate or scrip for any such fractional shares shall be issued.

     (i) DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES: No dividends or other distributions with respect to Suitor Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered certificate with respect to the shares of Target Common Stock represented thereby until the holder of record of such certificate shall surrender such certificate. Subject to applicable law, following surrender of any such certificate, there shall be paid to the record holder of the certificates representing whole shares of Suitor Common Stock issued in exchange therefor, without interest at the time of such surrender, the amount of any such dividends or other distributions with a record date after the Effective Time theretofore payable with respect to such shares of Suitor Common Stock.

1.4  EFFECT OF MERGER
    ------------------

     As of the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Agreement of Merger and the applicable provisions of the NRS, and each of the following shall occur:


/13/


     (a) The separate existence and corporate organization of Target shall continue. Suitor as one of the corporations surviving the Merger, shall possess the rights, privileges, powers and franchises, and be subject to all the restrictions, disabilities and duties of, the constituent corporations in the manner specified in the NRS.

     (b) Except as otherwise agreed by the parties, the Articles of Incorporation of Suitor, as in effect immediately subsequent to the Effective Time, shall be amended and restated to read as set forth on Exhibit A attached hereto.

     (c) The By-laws of Target, as in effect immediately prior to the Effective Time, shall continue in effect without change or amendment.

     (d) Suitor shall enter into mutually acceptable employment agreements on customary industry terms with Keith Berman, William Lyons and any other members of Target management designated by Mr. Berman within five days prior to the Closing. The members of Target Management or their designees and any other members of the current staff of Target designated by Mr. Berman (collectively, the "Management Designees") will be entitled to receive signing bonuses in the form of options to purchase an aggregate of 2.5 million shares of Suitor Common Stock at the closing price of the Suitor Common Stock on the business day immediately preceding the Effective Date, vesting one-half of the total options granted on the day of their grant and then the remaining options in one-third cumulative annual installments commencing on the first anniversary of the Effective Date (the "Management Options"). The names of the Management Designees and the number of Management Options issuable to each Management Designee will be furnished by Mr. Berman to the Company not less than five days prior to the Closing.

     (e) Suitor shall entitle Robert Cox to receive options to purchase an aggregate of 1.5 million shares of Suitor Common Stock at the closing price of the Suitor Common Stock on the business day immediately preceding the Effective Date, vesting one-half of the total options granted on the day of their grant and then the remaining options in one-third cumulative annual installments commencing on the first anniversary of the Effective Date (the "Management Options").

1.5  DISSENTING SHARES:
    -------------------

     Notwithstanding anything to the contrary contained in this Agreement, any shares of capital stock of Target that, as of the Effective Time, are or may become "dissenting shares" under the NRS ("Dissenting Shares"), shall not be converted into or represent the right to receive Suitor Merger Stock in accordance with this Agreement, and the holder or holders of such shares shall be entitled only to such rights as may be granted to such holder or holders under the NRS law; provided, however, that if the status of any such shares as "dissenting shares" shall not be perfected, or if any such shares shall lose their status as "dissenting shares," then, as of the later of the Effective Time or the time of the failure to perfect such status or the loss of such status, such shares shall automatically be converted into and shall represent only the right to receive (upon the surrender of the certificate or certificates representing such shares) Suitor Common Stock in accordance with this Agreement.

1.6  FURTHER ACTION
    ----------------

     If, at any time after the Effective Time, any further action is determined by Suitor to be necessary or desirable to carry out the purposes of this Agreement, the officers and directors of Suitor shall be fully authorized (in the name of Target) to take such action.

                                  ARTICLE 2

2.  CONDUCT OF BUSINESS PENDING CLOSING; SHAREHOLDER APPROVAL
   -----------------------------------------------------------

Target and Suitor covenant that between the date hereof and the Closing Date (as hereinafter defined):


/14/


2.1  ACCESS/DUE DILIGENCE
    ----------------------

     Each party shall afford the others and their respective legal counsel, accountants and other representatives' full access, during normal business hours, throughout the period prior to the Closing Date;

     (a) to all of the books, contracts and records of such party and shall furnish the other party during such period with all information concerning such party that the other parties may reasonably request; and

     (b) to its business premises and properties in order to conduct inspections at the requesting party's expense.

2.2  CONDUCT OF BUSINESS
    ---------------------

     During the period from the date hereof to the Closing Date, Target's business shall be operated by Target in the usual and ordinary course of such business and in material compliance with the terms of this Agreement. Without limiting the generality of the foregoing:

     (a) Target shall use its commercially reasonable efforts, consistent with past practice and policy, to: (i) keep available the services of the present employees and agents of Target; (ii) complete or maintain all existing material arrangements including but not limited to filings, licenses, affiliate arrangements, leases and other arrangements referred to in Sections 3.6(a) and 3.6(b) in full force and effect in accordance with their existing terms; (iii) maintain the integrity of all confidential information of Target; (iv) comply in all material respects with all applicable laws; and (v) preserve the goodwill of Target's business and contractual relationships with, suppliers, customers and others having business relations with Target;

     (b) Neither Suitor nor Target shall: (i) sell or transfer any of its assets or property; (ii) shall make any distribution, whether by dividend or otherwise, to any of its shareholders or employees except for compensation to employees and payments to associated companies for goods and services, in the usual and ordinary course of business; (iii) declare any dividend or other distribution; (iv) redeem or otherwise acquire any shares of its capital stock or other securities; (v) incur any material debt or other obligation; or (vi) agree to do any of the foregoing; and

(     c)  Notwithstanding the provisions of Section 2.2(b) above, immediately prior to the Closing, Suitor will be a clean public company with no legal liabilities of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise.

2.3  EXCLUSIVITY
    ------------

     During the period from the date of this Agreement until the earlier of termination of this Agreement or the Effective Time, each party agrees that without the other's prior written consent, it shall not and it shall not allow anyone acting on their behalf to, (A) directly or indirectly merge or consolidate with another entity or engage in a sale of substantial assets, sale of shares of capital stock (including without limitation by way of a tender offer, but excluding sales pursuant to any exercise of outstanding stock options) or similar transaction other than the transactions contemplated or expressly permitted by this Agreement and (B) solicit, entertain or encourage inquiries or proposals, or enter into, pursue, continue or carry on any discussions or negotiations, with respect to any transaction of the types referred to in clause (A) above with any person or entity. Each party signing this Agreement will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore in respect of any such transaction. Notwithstanding the foregoing, if an offer unsolicited by a party hereto ("Recipient"), their investment bankers or their representatives, agents or others is received prior to the Effective Time, consistent with the fiduciary obligation that Recipient may then owe to its shareholders, but only to the extent required by applicable law, such offer may be communicated to the Board of Directors of Recipient and approved by the Board consistent with their fiduciary duty, provided, however, that


/15/


Recipient will not, except as required by applicable law, provide information to such offeror; Recipient will promptly (within 24 hours of receipt of any proposal or request for non-public information in connection with a potential proposal) advise such other party of the identity of such offeror, communicate to it the terms of any proposal which it may receive and deliver to it a copy of any such offer or request in writing.

2.4  FILING OF CURRENT REPORTS ON FORM 8-K
    ---------------------------------------

    Promptly after execution of this Agreement, Suitor shall file a Current Report on Form 8-K with the Commission to report the proposed Merger and the terms thereof.

2.5  VOTING AGREEMENTS
    ------------------

     The shareholders of Suitor identified in Exhibit D shall execute agreements in the form of Exhibit D-1 hereto to vote their shares of Suitor stock at any meeting of the shareholders of Suitor, at which this Agreement is placed before the shareholders for approval, in favor of the Agreement and in favor of the consummation of the Merger.

2.6  VOTING AGREEMENTS
    ------------------

     The shareholders of Target identified in EXHIBIT D hereto shall execute agreements in the form of Exhibit D-2 hereto to vote their shares of Target stock at any meeting of the shareholders of Target, at which this Agreement is placed before the shareholders for approval, in favor of the Agreement and in favor of the consummation of the Merger.

                                  ARTICLE 3

3.  REPRESENTATIONS AND WARRANTIES OF TARGET
   -----------------------------------------

     Except as set forth in Target's Disclosure Schedule, Target represents and warrants, as of the date hereof and as of the Closing to Suitor as follows, with the knowledge and understanding that Suitor is relying materially upon such representations and warranties (The term "Knowledge" as used in this Agreement with respect to a party's awareness of the presence or absence of a fact, event or condition shall mean (a) actual knowledge, or (b) the knowledge that would be obtained if such party conducted itself faithfully and exercised a sound discretion in the management of his own affairs):

3.1  ORGANIZATION AND STANDING
    ---------------------------

     Target is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Target has all requisite corporate power to carry on its business as it is now being conducted and is duly qualified to do business as a domestic corporation and is in good standing in the jurisdiction where such qualification is necessary under applicable law except where the failure to qualify (individually or in the aggregate) will not have any material adverse effect on the business or prospects of Target. The copies of the Articles of Incorporation, By-laws and minute books of Target, as amended to date and delivered to Suitor, are true and complete copies of these documents as now in effect. The minute books of Suitor are accurate in all material respects.

3.2  CAPITALIZATION
    ---------------

     (a) Target is authorized to issue 55,000,000 shares of Common Stock, par value $.001 per share, of which 8,193,310 are issued and outstanding, and 5,000,000 shares of Preferred Stock, of which 750,000 of Series A Preferred Stock, are issued and outstanding. The record holders thereof are as set forth in Section 1.3(g) above. All of such shares of capital stock that are issued and outstanding are duly authorized, validly issued and outstanding, fully paid and nonassessable, and were not issued in violation of the preemptive rights of any person. Other than as set forth in Section 1.3(g), there are no subscriptions, warrants, rights or calls or other commitments or agreements to which Target is a party or by which it is bound, calling for any issuance, transfer, sale or other disposition of any class of securities of Target.


/16/


Other than as set forth in Section 1.3(g), there are no outstanding securities convertible into or exchangeable for Common Stock or any other securities of Target. There are no outstanding warrants to purchase Target Common Stock and, except as set forth in this Section 3.2(a), there are no other securities convertible or exchangeable into Target Common Stock or other securities.

     (b) All outstanding shares of Target Common Stock and all outstanding Target Options and other securities have been issued and granted in compliance with (i) all applicable securities laws and other applicable legal requirements, and (ii) all material requirements set forth in applicable Contracts, (as hereinafter defined), or as described within this Agreement.

3.3  SUBSIDIARIES
    -------------

     Target owns no subsidiaries nor does it own or have an interest in any other corporation, partnership, joint venture or other entity.

3.4  AUTHORITY
    ----------

     Target has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been, or will have been by the Closing, duly authorized by all necessary corporate action on the part of Target subject to the approval of the Merger by Target's shareholders. The Board of Directors of Target has unanimously (i) approved this Agreement and the Merger, (ii) determined that in its opinion the Merger is in the best interests of the shareholders of Target, and is on terms that are fair to such shareholders
(iii) recommended that the shareholders of Target approve this Agreement and the Merger. This Agreement constitutes, and all other agreements contemplated hereby will constitute, when executed and delivered by Target in accordance herewith, the valid and binding obligations of Target, enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally, and (ii) general principles of equity.

3.5  ASSETS
    -------

     Target has good and marketable title to or licenses to all of the assets and properties, which it purports to own as reflected on the most recent balance sheet comprising a portion of the Target's Financial Statements (as hereinafter defined), or thereafter acquired, or are otherwise useful in the business of Target. No material portion of the assets of Target is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefore, nor, to its Knowledge, has any such condemnation, expropriation or taking been proposed. None of the material assets of Target are subject to any restriction that would prevent continuation of the use currently made thereof or materially adversely affect the value thereof.

3.6  CONTRACTS AND OTHER COMMITMENTS
    ---------------------------------

     Target is not a party to or bound by any of the following:

       (i) employment or consulting agreement that has an aggregate future liability in excess of $100,000 and is not terminable by Target upon notice of not more than 60 days for a cost of less than $100,000;

       (ii) employee collective bargaining agreement or other contract with any labor union;

       (iii) covenant of Target not to compete or otherwise restricting the operations of Target;

       (iv) agreement, contract or other arrangement with any current or ormer officer,


/17/


director or employee of Target or any Affiliate of Target other than employment agreements covered by clause (i) above;

       (v) lease or similar agreement with any person under which (A) Target is lessee of or holds or uses any machinery, equipment, vehicle or other tangible personal property owned by any other Person or (B) Target is a lessor or sublessor of, or makes available for use by any other Person, any tangible personal property owned or leased by Target, which in any case or in the ggregate have a total future liability or receivable, as the case may be, in excess of $100,000 and are not terminable by Target upon notice of not more than 60 days for a cost of less than $100,000;

       (vi) (A) continuing contract for the future purchase of materials, supplies or equipment, (B) management, service, consulting or other similar type of contract or (C) advertising agreement or arrangement, which in any case or in the aggregate have a total future liability in excess of $100,000 and are not terminable by Target upon notice of not more than 60 days for a cost of less than $100,000;

       (vii) material license, option or other agreement relating in whole or in part to (A) Target Intellectual Property, including any license or other agreement under which Target is licensee or licensor thereof, or (B) trade secrets, confidential information or other proprietary rights and processes of Target;

       (viii) agreement, contract or other instrument under which Target has borrowed any money from, or issued any note, bond, debenture or other evidence of indebtedness to any other Person that in any individual case is in excess of $50,000;

       (ix) agreement, contract or other instrument under which (A) any Person has directly or indirectly guaranteed indebtedness, liabilities or obligations of Target or (B) Target has directly or indirectly guaranteed indebtedness, liabilities or obligations of any other Person that in any individual case is in excess of $50,000;

       (x) agreement, contract or other instrument under which Target has, directly or indirectly, made any advance, loan, extension of credit or capital contribution to, or other investment in, any other Person that in any individual case is in excess of $50,000;

       (xi) agreement, contract or other instrument providing for indemnification of any Person with respect to liabilities relating to any current or former business of Target; or

       (xii) other agreement, contract or other instrument to which Target is a party or by or to which it or any of its assets or business is bound or subject that has an aggregate future liability to any other Person in excess of $100,000 and is not terminable by Target upon notice of not more than 60 days for a cost of less than $100,000.


3.7  LITIGATION
    ------------

     There is no claim, action, proceeding, or investigation pending or, to its Knowledge, threatened against or affecting Target before or by any court, arbitrator or governmental agency or authority which, in its reasonable judgment, could have a material adverse effect on the operations or prospects of Target. There is no strike or unresolved labor dispute relating to Target's employees who, in its judgment, could have a material adverse effect on the business or prospects of Target. There are no decrees, injunctions or orders of any court, governmental department, agency or arbitration outstanding against Target or asserted against Target that has not been paid.


/18/


3.8  TAXES
    ------

     For purposes of this Agreement, (A) "Tax" (and, with correlative meaning, Taxes") shall mean any federal, state, local or foreign income, alternative or add- on minimum, business, employment, franchise, occupancy, payroll, property, sales, transfer, use, value added, withholding or other tax, levy, impost, fee, imposition, assessment or similar charge together with any related addition to tax, interest, penalty or fine thereon; and (B) "Returns" shall mean all returns (including, without limitation, information returns and other material information), reports and forms relating to Taxes.

     (a) Target has duly filed all Returns required to be filed by it other than Returns (individually and in the aggregate) where the failure to file would have no material adverse effect on the business or prospects of Target. All such Returns were, when filed, and to the Knowledge of Target are, accurate and complete in all material respects and were prepared in conformity with applicable laws and regulations. Target has paid or will pay in full or has adequately reserved against all Taxes otherwise assessed against it through the Closing Date.

     (b) Target is not a party to any pending action or proceeding by any governmental authority for the assessment of any Tax, and, to the Knowledge of Target, no claim for assessment or collection of any Tax related to Target has been asserted against Target that has not been paid. There are no Tax liens upon the assets of Target (other than liens for taxes not yet due and payable).

     (c) Neither Target nor any of its subsidiaries has taken, agreed to take or will take any action that would reasonably be expected to prevent the Merger from constituting a reorganization within the meaning of Section 368(a) of the Code.

3.9  COMPLIANCE WITH LAWS AND REGULATIONS
    -------------------------------------

     Target has complied and is presently complying, in all material respects, ith all laws, rules, regulations, orders and requirements (federal, state local and foreign) applicable to it the Nevada jurisdiction where the business of Target is conducted or to which Target is subject, including, without limitation, all applicable federal and state securities laws, civil rights and equal opportunity employment laws and regulations, and all federal, antitrust, antimonopoly and fair trade practice laws, except where the failure to comply could not reasonably be expected to have a material adverse effect on Target. There has been no assertion by any party that Target is in violation in any material respect of any such laws, rules, regulations, orders, restrictions or requirements with respect to its operations and no notice in that regard has been received by Target.

3.10  ENVIRONMENTAL MATTERS
     ----------------------

     (a) Except as to the extent that it has not had, and could not reasonably be expected to have, individually or in the aggregate, a material adverse affect on Target, (i) Target is not in violation of any Environmental Law applicable to either of them

     (b) For purposes of this Agreement, "Environmental Law" means any federal, state, local or foreign laws and any enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to: (A) releases or threatened releases of Hazardous Substances or materials containing Hazardous Substances;
(B) the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances; or
(C) otherwise relating to pollution or protection of the environment, health, safety or natural resources.

     (c) For purposes of this Agreement, "Hazardous Substances" means: (i) those substances defined in or regulated under the following federal statutes and their state counterparts and all regulations thereunder: the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Safe


/19/


Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide, and Rodenticide Act and the Clean Air Act; (ii) petroleum and petroleum products, including crude oil and any fractions thereof; (iii) natural gas, synthetic gas, and any mixtures thereof; (iv) polychlorinated biphenyls, asbestos and radon; (v) any other contaminant; and (vi) any substance, material or waste regulated by any federal, state, local or foreign Governmental Entity pursuant to any Environmental Law.

3.11  NO CONFLICTS
     -------------

     The making and performance of this Agreement will not (i) conflict with or violate the Articles of Incorporation or the By-laws of Target, (ii) violate any laws, ordinances, rules, or regulations, or any order, writ, injunction or decree to which Target is a party or by which Target or any of its businesses, or operations may be bound or affected or (iii) result in any breach or termination of, or constitute a default under, or constitute an event which, with notice or lapse of time, or both, would become a default under, or result in the creation of any encumbrance upon any material asset of Target under, or create any rights of termination, cancellation or acceleration in any person under, any Contract, except in the case of (ii) or (iii) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not have a material adverse effect on Target.

3.12  EMPLOYEES
     ----------

     Target has no employees that are represented by any labor union or collective bargaining unit.

3.13  FINANCIAL STATEMENTS
     ---------------------

     The Target Disclosure Schedule contains an audited balance sheet of Target as of December 31, 2001 and related audited income statement of Target for the year then ended and an unaudited balance sheet dated as of March 31, 2002 and related unaudited income statement of Target for the period ended at such date (collectively the "Financial Statements"). The Financial Statements present fairly, in all material respects, the financial position on the dates thereof and results of operations of Target for the periods indicated, prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied. There are no assets of Target, the value of which is materially overstated in said balance sheets.

3.14  ABSENCE OF CERTAIN CHANGES OR EVENTS
     -------------------------------------

     Since December 31, 2001 (the "Target Balance Sheet Date"), there has not been:

     (a) any material adverse change in the financial condition, properties, assets, liabilities or business of Target;

     (b) any material damage, destruction or loss of any material properties of Target, whether or not covered by insurance;

     (c) any material adverse change in the manner in which the business of Target has been conducted;

     (d) any material adverse change in the treatment and protection of trade secrets or other confidential information of Target; and

     (e)  any occurrence not included in paragraphs (a) through (d) of this
Section 3.14 which has resulted, or which Target has reason to believe, might be expected to result in a material adverse change in the business or prospects of Target.

3.15  GOVERNMENT LICENSES, PERMITS, AUTHORIZATIONS
     ----------------------------------------------

     Target has all material governmental licenses, permits, authorizations and approvals necessary for the conduct of its business as currently conducted ("Licenses and Permits").


/20/


3.16  EMPLOYEE BENEFIT PLANS
     -----------------------

     (a) The Target has no, material deferred compensation, material incentive compensation, stock purchase, stock option, severance pay, termination pay, hospitalization, medical, insurance, supplemental unemployment benefits, profit -sharing, pension or retirement plan, program or material agreement.

     (b) Target has not maintained, sponsored or contributed to, any employee pension benefit plan (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) or any similar pension benefit plan under the laws of any foreign jurisdiction.

     (c) Neither the execution, delivery or performance of this Agreement, nor the consummation of the Merger or any of the other transactions contemplated by this Agreement, will result in any bonus, golden parachute, severance or other similar payment or obligation to any current or former employee or director of Target, or result in any acceleration of the time of payment, provision or vesting of any such benefits. Without limiting the generality of the foregoing the consummation of the Merger will not result in the acceleration of vesting of any unvested Target Options.

3.17  BUSINESS LOCATIONS
     -------------------

     Other than as set forth in the Target Disclosure Schedule, Target does not own or lease any material real or personal property in any state or country.

3.18  INTELLECTUAL PROPERTY

     Any and all of Target's intellectual property, including computer software, trademarks, trade names, service marks, service names, brand names, copyrights and patents, registrations thereof and applications therefore, applicable to or used in the business of Target, together with a complete list of all material licenses granted by or to Target with respect to any of the above. All such trademarks, trade names, service marks, service names, brand names, copyrights and patents are owned by Target, free and clear of all liens, claims, security interests and encumbrances of any nature whatsoever. Target is not currently in receipt of any notice of any violation or infringements of, and Target is not knowingly violating or infringing, the rights of others in any trademark, trade name, service mark, copyright, patent, trade secret, know-how or other intangible asset. The proprietary assets listed on Exhibit H constitute all the proprietary assets necessary to enable Target to conduct their business in the manner in which such business has been and is being conducted. Target has not (i) licensed any of the material proprietary assets to any person or entity on an exclusive basis, or (ii) entered into any covenant not to compete or agreement limiting its ability to exploit fully any proprietary asset or to transact business in any market or geographical area or with any person or entity.

3.19  EXISTING ARRANGEMENT
     ---------------------

     Target has no Knowledge that, either as a result of the actions contemplated hereby or for any other reason (exclusive of expiration of a contract upon the passage of time), any entity having an arrangement with Target will not continue to conduct business with Suitor after the Closing Date in substantially the same manner as it has conducted business with Target in the past.

3.20  GOVERNMENTAL APPROVALS
     -----------------------

     Except as set forth in Section 1.2 as to the filing of the Agreement of Merger, no authorization, license, permit, franchise, approval, order or consent of, and no registration, declaration or filing by Target with, any governmental authority, domestic or foreign, federal, state or local, is required in connection with Target's execution, delivery and performance of this Agreement.


/21/


3.21  TRANSACTIONS WITH AFFILIATES
     -----------------------------

     Target is not indebted for money borrowed, either directly or indirectly, from any of its officers, directors, or any Affiliate (as defined below), in any amount whatsoever; nor are any of its officers, directors, or Affiliates indebted for money borrowed from Target; nor are there any transactions of a continuing nature between Target and any of its officers, directors, or Affiliates not subject to cancellation which will continue beyond the Effective Time, including, without limitation, use of the assets of Target for personal benefit with or without adequate compensation. For purposes of this Agreement, the term "Affiliate" shall mean any person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified. As used in the foregoing definition, the term (i) "control" shall mean the power through the ownership of voting securities, contract or otherwise to direct the affairs of another person and
(ii) "person" shall mean an individual, firm, trust, association, corporation, partnership, government (whether federal, state, local or other political subdivision, or any agency or bureau of any of them) or other entity.

3.22  NO DISTRIBUTIONS
     -----------------

     Target has not made nor has any intention of making any distribution or payment to any of its shareholders in respect of Target stock.

3.23  LIABILITIES
     ------------

     Target has no material direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise ("Liabilities"), whether or not of a kind required by generally accepted accounting principles to be set forth on a financial statement, other than (i) Liabilities fully and adequately reflected or reserved against on the Target Balance Sheet, (ii) Liabilities incurred since the Target Balance Sheet Date in the ordinary course of the business of Target, or (iii) Liabilities otherwise disclosed in this Agreement, including the exhibits hereto and the Target Disclosure Schedule.

3.24  ACCOUNTS RECEIVABLE
     ---------------------

     All accounts receivable of Target reflected on the Balance Sheet are valid receivables subject to no material setoffs or counterclaims and are current and, to the Knowledge of Target, collectible (within 90 days after the date on which it first became due and payable), net of the applicable reserve for bad debts reflected in the financial statements provided to Suitor. To Target's Knowledge, all accounts receivable reflected in the financial or accounting records of Target are valid receivables and are collectible subject to no material setoffs or counterclaims.

3.25  NO OMISSIONS OR UNTRUE STATEMENTS
     ----------------------------------

     To the best of its Knowledge, no representation or warranty made by Target to Suitor in this Agreement, the Target Disclosure Schedule or in any certificate of a Target's officer required to be delivered to Suitor pursuant to the terms of this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein or therein not misleading as of the date hereof.

3.26  INSURANCE
     ----------

     Target acknowledges that it has maintained all required material insurance policies and all material self-insurance programs and arrangements relating to the business, assets and operations of Target. Each of such insurance policies is in full force and effect.


/22/


                                  ARTICLE 4

4    REPRESENTATIONS AND WARRANTIES OF SUITOR
    -----------------------------------------

     Except as set forth in the Suitor Disclosure Schedule, Suitor represents and warrants to Target as follows, as of the date hereof, and as of the Closing
Date:

4.1  ORGANIZATION AND STANDING OF SUITOR
    ------------------------------------

     Suitor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the corporate power to carry on its business as now conducted and to own its assets and is duly qualified to transact business as a foreign corporation in each state where such qualification is necessary except where the failure to qualify will not have a material adverse effect on the business or prospects of Suitor. The copies of the Articles of Incorporation, By-laws and minutes of Suitor, as amended to date, and delivered to Target, are true and complete copies of those documents as now in effect. The minute books of Suitor are accurate in all material respects.

4.2  ORGANIZATION AND STANDING OF SUBSIDIARIES
    ------------------------------------------

     At the closing of the transactions described herein, ATR Search, LLC (ATR Search) and ATR Technologies, LLC (ATR Tech.) are or shall be corporations duly organized, validly existing and in good standing under the laws of the State of Nevada, and have the corporate power to carry on their business as now conducted and to own their assets and are duly qualified to transact business as a foreign corporation in each state where such qualification is necessary except where the failure to qualify will not have a material adverse effect on the business or prospects of either ATR Search or ATR Tech. The copies of the Certificate of Incorporation, By-laws and minutes of ATR Search and the Articles of Incorporation, By-laws and minutes of ATR Tech., as amended to date, and delivered to Target, are true and complete copies of those documents as now in effect. Since its incorporation, ATR Tech. has not conducted and currently is not conducting any business. The minute books of ATR Search and ATR Tech are accurate in all material respects.

4.3  SUBSIDIARIES
    -------------

     Other than ATR Search and ATR Tech, Suitor owns no subsidiaries nor does it own or have an interest in any other corporation, partnership, joint venture or other entity.

4.4  CAPITALIZATION OF SUITOR
     ------------------------

     (a) The authorized capital stock of Suitor consists of 100,000,000 shares of Common Stock, par value $.001 and 5,000,000 shares of Preferred Stock, par value $.001. As of the date hereof, 21,505,000 shares of Common Stock and no shares of Preferred stock were issued and outstanding. Such outstanding shares of Common Stock are duly authorized, validly issued, fully paid, and non-assessable. The Suitor Merger Stock to be issued pursuant to this Agreement, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable.

4.5  AUTHORITY
    ----------

     Suitor has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been, or will have been by the Closing, duly authorized by all necessary corporate action on the part of Suitor subject to the approval of the Merger by Suitor's shareholders. The Board of Directors of Suitor have unanimously (i) approved this Agreement and the Merger, (ii) determined that in its opinion the Merger, subject to the terms of this Agreement, is in the best interests of the shareholders of Suitor, respectively, and is on terms that are fair to such shareholders (iii) recommended that the shareholders of Suitor approve this Agreement and the Merger. This Agreement constitutes, and all other agreements contemplated hereby will constitute, when executed and delivered by


/24/


Suitor in accordance herewith, the valid and binding obligations of Suitor, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally, and (ii) general principles of equity.

4.6  ASSETS
    -------

     Suitor, ATR Search and ATR Tech have good and marketable title to all of the respective party's assets and properties which it purports to own as reflected on the balance sheet included in the Suitor Financial Statements (as hereinafter defined), or thereafter acquired. No material portion of the assets of Suitor are subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefore, nor, to its Knowledge, has any such condemnation, expropriation or taking been proposed. None of the material assets of Suitor are subject to any restriction that would prevent continuation of the use currently made thereof or materially adversely affect the value thereof.

4.7  CONTRACTS AND OTHER COMMITMENTS
    --------------------------------

     Suitor is not a party to or bound by any of the following:

       (i) employment or consulting agreement that has an aggregate future liability in excess of $10,000 and is not terminable by Suitor upon notice of not more than 60 days for a cost of less than $5,000;

       (ii) employee collective bargaining agreement or other contract with any labor union;

       (iii) covenant of Suitor not to compete or otherwise restricting the operations of Suitor;

       (iv) agreement, contract or other arrangement with any current or former officer, director or employee of Suitor or any Affiliate of Suitor other than employment and consulting agreements covered by clause (i) above;

       (v) lease or similar agreement with any person under which (A) Suitor is lessee of or holds or uses any machinery, equipment, vehicle or other tangible personal property owned by any other Person or (B) Suitor is a lessor or sublessor of, or makes available for use by any other Person, any tangible personal property owned or leased by Suitor, which in any case or in the aggregate have a total future liability or receivable, as the case may be, in excess of $10,000 and are not terminable by Suitor upon notice of not more than 60 days for a cost of less than $10,000;

       (vi) (A) continuing contract for the future purchase of materials, supplies or equipment, (B) management, service, consulting or other similar ype of contract or (C) advertising agreement or arrangement, which in any case or in the aggregate have a total future liability in excess of $10,000 and are not terminable by Suitor upon notice of not more than 60 days for a cost of less than $10,000;

       (vii) material license, option or other agreement relating in whole or in part to (A) the Suitor Intellectual Property, including any license or other agreement under which Suitor is licensee or licensor thereof, or (B) trade secrets, confidential information or other proprietary rights and processes of Suitor;

       (viii) agreement, contract or other instrument under which Suitor has borrowed any money from, or issued any note, bond, debenture or other evidence of indebtedness to, any other Person that in any individual case is in excess of $15,000;

       (ix) agreement, contract or other instrument under which (A) any Person has directly


/25/


or indirectly guaranteed indebtedness, liabilities or obligations of Suitor or (B) Suitor has directly or indirectly guaranteed indebtedness, liabilities or obligations of any other Person that in any individual case is in excess of $15,000;

       (x) agreement, contract or other instrument under which Suitor has, directly or indirectly, made any advance, loan, extension of credit or capital contribution to, or other investment in, any other Person that in any individual case is in excess of $15,000;

       (xi) agreement, contract or other instrument providing for indemnification of any Person with respect to liabilities relating to any current or former business of Suitor; or

       (xii) other agreement, contract or other instrument to which Suitor is a party or by or to which it or any of its assets or business is bound or subject that has an aggregate future liability to any other Person in excess of $10,000 and is not terminable by Suitor upon notice of not more than 60 days for a cost of less than $10,000.
ule are valid and binding upon Suitor, as applicable, and, to its Knowledge, the other parties thereto and are in full force and effect and enforceable, in accordance with their respective terms, and Suitor, to its Knowledge, any other party to any Suitor Contract has breached any provision of, and no event has occurred which, with the lapse of time or action by a third party, could result in a material default under, the terms thereof.

4.8  LITIGATION
    ------------

     There is no material claim, action, proceeding, or investigation pending or, to their Knowledge, threatened against or affecting Suitor, ATR Search or ATR Tech. before or by any court, arbitrator or governmental agency or authority. There are no material decrees, injunctions or orders of any court, governmental department, agency or arbitration outstanding against Suitor, ATR Search or ATR Tech.

4.9  TAXES
    -------

     Suitor has duly filed all Returns required to be filed by it other than Returns which the failure to file would have no material adverse effect on the business of Suitor. All such Returns were, when filed, and to Suitor's Knowledge are, accurate and complete in all material respects and were prepared in conformity with applicable laws and regulations. Suitor has paid or will pay in full prior to the Effective Time, or has adequately reserved against all Taxes otherwise assessed against it through the Closing Date. Suitor is not a party to any pending action or proceeding by any governmental authority for the assessment of any Tax, and, to the Knowledge of Suitor, no claim for assessment or collection of any Tax has been asserted against Suitor that have not been paid. There are no Tax liens upon the assets of Suitor. Neither Suitor nor any of its subsidiaries has taken, agreed to take or will take any action that would reasonably be expected to prevent the Merger from constituting a reorganization within the meaning of Section 368(a) of the Code.

4.10  COMPLIANCE WITH LAWS AND REGULATIONS
     --------------------------------------

     Suitor, ATR Search and ATR Tech. have complied and are presently complying, in all material respects, with all laws, rules, regulations, orders and requirements (federal, state local and foreign) applicable to them in all jurisdictions in which their operations are conducted or to which they are subject, including, without limitation, all applicable federal and state securities laws, civil rights and equal opportunity employment laws and regulations, and all federal, antitrust, antimonopoly and fair trade practice laws. There has been no assertion by any party that Suitor, ATR Search or ATR Tech. is inviolation in any material respect of any such laws, rules, regulations, orders, restrictions or requirements with respect to its operations and no notice in that regard has been received by Suitor, ATR Search or ATR Tech.

4.11  ENVIRONMENTAL MATTERS
     ----------------------

       (i) Neither Suitor nor its subsidiaries are in violation of any Environmental Law applicable to either of them; (ii) none of the properties formerly owned, leased or operated by Suitor or its subsidiaries (including, without limitation, soils and surfaces and ground waters) are contaminated with any Hazardous Substance; (iii) neither Suitor nor its subsidiaries are liable for any off-site contamination by Hazardous Substances; (iv) neither Suitor nor its subsidiaries are liable for any violation under any Environmental Law (including, without limitation, pending or threatened liens); (v) Suitor and its subsidiaries have all material


/25/


Environmental Permits; and (vi) neither the execution of this Agreement nor the consummation of the transactions contemplated herein will require any investigation, remediation or other action with respect to Hazardous Substances, or any notice to or consent of Governmental Entities or third parties, pursuant to any applicable Environmental Law or Environmental Permit.

4.12  NO CONFLICT
     ------------

     The making and performance of this Agreement will not (i) conflict with the Articles of Incorporation, Certificate of Incorporation or the By-laws of Suitor, ATR Search and ATR Tech., (ii) violate any laws, ordinances, rules,or regulations, or any order, writ, injunction or decree to which Suitor, ATR Search or ATR Tech. is a party or by which Suitor any of its material assets, business, or operations may be bound or affected or (iii) result in any breach or termination of, or constitute a default under, or constitute an event which, with notice or lapse of time, or both, would become a default under, or result in the creation of any encumbrance upon any material asset of Suitor, ATR Search or ATR Tech., or create any rights of termination, cancellation, or acceleration in any person under, any material agreement, arrangement, or commitment, or violate any provisions of any laws, ordinances, rules or regulations or any order, writ, injunction, or decree to which Suitor, ATR Search or ATR Tech. is a party or by which Suitor, ATR Search or ATR Tech.,or any of their material assets may be bound, except in the case of (ii) or (iii) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not have a material adverse effect on Suitor, ATR Search or ATR Tech.

4.13  EMPLOYEES
     ----------

     Neither Suitor nor its subsidiaries have any employees that are represented by any labor union or collective bargaining unit.

4.14  BUSINESS LOCATIONS
     -------------------

     Neither Suitor nor its subsidiaries owns or leases any real or personal property in any state or country.

4.15  INTELLECTUAL PROPERTY
     ----------------------

     Neither Suitor nor its subsidiaries is currently in receipt of any notice of any violation or infringements of, and neither Suitor nor its subsidiaries is knowingly violating or infringing, the rights of others in any trademark, trade name, service mark, copyright, patent, trade secret, know-how or other intangible asset.

4.16  GOVERNMENTAL APPROVALS
     -----------------------

     Except as set forth in Section 1.2 as to the filing of the Agreement of Merger, no authorization, license, permit, franchise, approval, order or consent of, and no registration, declaration or filing by Suitor or its subsidiaries with, any governmental authority, domestic or foreign, federal, state or local, is required in connection with execution, delivery and performance of this Agreement.

4.17  TRANSACTIONS WITH AFFILIATES
     ------------------------------

     Neither Suitor nor its subsidiaries is indebted for money borrowed, either directly or indirectly, from any Affiliate, in any amount whatsoever; nor are any of its officers, directors, or Affiliates indebted for money borrowed from Suitor or its subsidiaries; nor are there any transactions of a continuing nature between Suitor or its subsidiaries and any of its officers, directors, or Affiliates not subject to cancellation which will continue beyond the Effective Time, including, without limitation, use of the assets of Suitor or its subsidiaries for personal benefit with or without adequate compensation.


/26/


4.18  EXISTING ARRANGEMENTS
     ----------------------

     Suitor and its subsidiaries have no Knowledge that, either as a result of the actions contemplated hereby or for any other reason (exclusive of expiration of a contract upon the passage of time), any entity having an arrangement with Suitor or its subsidiaries identified in Schedule 4.8 will not continue to conduct business with Suitor or its subsidiaries after the Closing Date in substantially the same manner as it has conducted business with Suitor or its subsidiaries in the past.

4.19  NO DISTRIBUTIONS
     -----------------

     Neither Suitor nor its subsidiaries has made nor has any intention of making any distribution or payment to any of its shareholders in respect of Suitor stock.

4.20  ACCOUNTS RECEIVABLE
     --------------------

     All accounts receivable of Suitor and its subsidiaries reflected on the Suitor Balance Sheet are valid receivables subject to no material setoffs or counterclaims and are current and, to Suitor's Knowledge, collectible (within 90 days after the date on which it first became due and payable), net of the applicable reserve for bad debts reflected in the financial statements provided to Target or in the Suitor Disclosure Schedule. To the Knowledge of Suitor and its subsidiaries, all accounts receivable reflected in the financial or accounting records of Suitor and its subsidiaries are valid receivables and are collectible subject to no material setoffs or counterclaims.

4.21  SEC DISCLOSURES
     ----------------

     (a) Suitor has delivered or made available to Target (including through the SEC EDGAR system) accurate and complete copies (excluding copies of exhibits) of each report, registration statement and definitive proxy statement filed by Suitor with the SEC between September 30, 2001 and the date of this Agreement (the "Suitor SEC Documents"). Since September 30, 2001, all statements, reports, schedules, forms and other documents required to have been filed by Suitor with the SEC have been so filed. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Suitor SEC Documents complied in all material respects with the applicable requirements of the Securities Act of 1933 (the "Securities Act") or the Securities and Exchange Act of 1934 (the "Exchange Act") (as the case may be); and (ii) none of the Suitor SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (b) he consolidated financial statements (including any related notes) contained in the Suitor SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to year-end audit adjustments); and (iii) fairly present the consolidated financial position of Suitorand its subsidiaries as of the respective dates thereof and the consolidated results of operations of Suitor and its subsidiaries for the periods covered thereby.

4.22  ABSENCE OF CERTAIN CHANGES OR EVENTS
     -------------------------------------

      Since December 31, 2001 (the "Suitor Balance Sheet Date"), there has not been:

     (a) any material adverse change in the financial condition, properties, assets, liabilities or business of Suitor or its subsidiaries;


/27/


     (b) any material damage, destruction or loss of any material properties of Suitor or its subsidiaries, whether or not covered by insurance;

     (c) any material adverse change in the manner in which the business of Suitor or its subsidiaries has been conducted;

     (d) any material adverse change in the treatment and protection of trade secrets or other confidential information of Suitor or its subsidiaries; and

     (e)  any occurrence not included in paragraphs (a) through (d) of this
Section 4.23 which has resulted, or which Suitor or its subsidiaries has reason to believe, might be expected to result in a material adverse change in the business or prospects of Suitor or its subsidiaries.

4.23  LIABILITIES
     ------------

     Neither Suitor, ATR Search nor ATR Tech. have any material direct or indirect Liabilities, as that term is defined in Section 3.23 ("Suitor Liabilities"), whether or not of a kind required by generally accepted accounting principles to be set forth on a financial statement, other than
(i) Suitor Liabilities fully and adequately reflected or reserved against on the Suitor Balance Sheet and (ii) Suitor Liabilities otherwise disclosed in this Agreement, including the exhibits hereto and the Suitor Disclosure Schedule.

4.24  GOVERNMENTAL LICENSES, PERMITS AND AUTHORIZATIONS
     ---------------------------------------------------

     Neither Suitor, ATR Search and ATR Tech. have all governmental licenses, permits, authorizations and approvals necessary for the conduct of its business as currently conducted. All such licenses, permits, authorizations and approvals are in full force and effect, and no proceedings for the suspension or cancellation of any thereof is pending or threatened.

4.25  EMPLOYEE BENEFIT PLANS
     ------------------------

     (a) The Suitor Disclosure Schedule identifies each salary, bonus, material deferred compensation, material incentive compensation, stock purchase, stock option, severance pay, termination pay, hospitalization, medical, insurance, supplemental unemployment benefits, profit-sharing, pension or retirement plan, program or material agreement.

     (b) Neither Suitor, ATR Search nor ATR Tech. has maintained, sponsored or contributed to, any employee pension benefit plan (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or any similar pension benefit plan under the laws of any foreign jurisdiction.

     (c) Neither the execution, delivery or performance of this Agreement, nor the consummation of the Merger or any of the other transactions contemplated by this Agreement, will result in any bonus, golden parachute, severance or other similar payment or obligation to any current or former employee or director of Neither Suitor, ATR Search or ATR Tech., or result in any acceleration of the time of payment, provision or vesting of any such benefits. Without limiting the generality of the foregoing the consummation of the Merger will not result in the acceleration of vesting of any unvested Suitor Options.

4.26  NO OMISSION OR UNTRUE STATEMENT:
     ---------------------------------

     To the best of their Knowledge no representation or warranty made by Suitor, ATR Search or ATR Tech., to Target Systems in this Agreement, in the Suitor Disclosure Schedule or in any certificate of a Suitor officer required to be delivered to Target pursuant to the terms of this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein or therein not misleading as of the date hereof.


/28/


                                  ARTICLE 5

5.   CLOSING
     --------

5.1  DATE AND TIME
    --------------

     Subject to this Agreement and the Merger receiving all requisite shareholder approvals and subject to the other provisions of this Agreement, the parties shall hold a closing (the "Closing") on the next business day (or such later date as the parties hereto may agree) following the later of (a) the date of the meeting of shareholders of Suitor to consider and vote upon this Agreement and the Merger, or receipt by Target of consent approving the Merger, or (b) the business day on which the last of the conditions set forth in Sections 6 and 7 hereof is fulfilled or waived (such later date, the "Closing Date"), at the offices of Target or such other time and place as the parties may agree upon.

5.2  TARGET'S CLOSING DELIVERIES
    ----------------------------

     At the Closing, in addition to documents referred to elsewhere, Target shall deliver, or cause to be delivered, to Suitor:

     (a) a certificate, dated as of the Closing Date, executed by the Chief Executive Officer of Target, to the effect that the representations and warranties contained in this Agreement are true and correct in all material respects at and as of the Closing Date and that Target has complied with or performed in all material respects all terms, covenants and conditions to be complied with or performed by Target on or prior to the Closing Date;

     (b) Certified Resolutions of the Board of Directors and a majority of the Shareholders of Target approving the transactions set forth herein; and

     (c)  such other documents as Suitor or its counsel may reasonably require.

5.3  SUITOR CLOSING
    ---------------

     At the Closing, in addition to documents referred to elsewhere, Suitor shall deliver to Target:

     (a) a certificate of Merger dated as of the Closing Date, executed by the President or Chief Executive Officer of Suitor to the effect that the representations and warranties of Suitor and its subsidiaries contained in this Agreement are true and correct in all material respects and that Suitor has complied with or performed in all material respects all terms, covenants, and conditions to be complied with or performed by Suitor or prior to the Closing Date; and

     (b) Certified Resolutions of the Board of Directors and a majority of the Shareholders of Suitor approving the transactions set forth herein; and

     (c)  such other documents as Target or its counsel may reasonably require.

                                  ARTICLE 6

6.  CONDITIONS TO OBLIGATIONS OF TARGET
   ------------------------------------

     The obligation of Target to consummate the Closing is subject to the following conditions, any of which may be waived by it in its sole discretion:

6.1  COMPLIANCE BY SUITOR
    ---------------------

     On or before the Closing, Suitor shall have performed and complied in all material respects with the following:


/29/


     (a) Suitor shall have preformed and complied in all material respects with all other agreements and conditions required by this Agreement to be performed or complied with by Suitor prior to or on the Closing Date.

6.2  ACCURACY OF SUITOR'S REPRESENTATIONS
    -------------------------------------

     Suitor's representations and warranties contained in this or any schedule, certificate, or other instrument delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true and correct in all material respects at and as of the Closing Date (except for such changes permitted by this Agreement).

6.3  MATERIAL ADVERSE CHANGE
    ------------------------

     No material adverse change shall have occurred subsequent to December 31, 2001 in the financial position, results of operations, assets, liabilities, or prospects of Suitor or its subsidiaries, nor shall any event or circumstance have occurred which would result in a material adverse change in the financial position, results of operations, assets, liabilities, or prospects of Suitor or its subsidiaries; provided, however, that the following events or occurrences shall not be deemed to be events or occurrences having a material adverse effect for purposes of this Section 6.3: (i) reductions or increases in the trading price of Suitor Common Stock between the date hereof and the Closing Date; (ii) events or occurrences related directly to the Merger or the other transactions contemplated by this Agreement.

6.4  DOCUMENTS
    ----------

     All documents and instruments required hereunder to be delivered by Suitor to Target at the Closing shall be delivered in form and substance reasonably satisfactory to Target and its counsel.

6.5  LITIGATION
     ----------

     No litigation, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint seeking to enjoin the transactions contemplated by this Agreement or to obtain damages on account hereof shall be pending or to Target's Knowledge be threatened.

6.6  APPROVAL OF SHAREHOLDERS
    -------------------------

     Target shall have received the approval of a majority of its shareholders of this Agreement and the transactions contemplated.

6.7  CONSENTS
    ---------

     All other authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any governmental entity the failure to obtain or comply with which would be reasonably likely to have a material adverse effect on Target or a material adverse effect on the consummation of the transactions contemplated hereby shall have been filed, occurred or been obtained.

                                  ARTICLE 7

7.  CONDITIONS TO SUITOR'S OBLIGATIONS
   -----------------------------------

     Suitor's obligation to consummate the Closing is subject to the following conditions, any of which may be waived by either party in its sole discretion:

7.1  COMPLIANCE BY TARGET
    ---------------------

     Target shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by Target prior to or on the Closing Date.


/30/


7.2  ACCURACY OF REPRESENTATIONS OF TARGET
    --------------------------------------

     The representations and warranties of Target contained in this Agreement (including the exhibits hereto and the Target Disclosure Schedule) or any schedule, certificate, or other instrument delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true and correct in all material respects at and as of the Closing Date (except for changes permitted by this Agreement).

7.3  MATERIAL ADVERSE CHANGE
    ------------------------

     No material adverse change shall have occurred subsequent to December 31, 2001 in the financial position, results of operations, assets, liabilities, or prospects of Target, nor shall any event or circumstance have occurred which would result in a material adverse change in the financial position, results of operations, assets, liabilities, or prospects of Target (including but not limited to a material deviation in the audited financial statements of Target from the unaudited financial statements provided by Target to Suitor; provided, however, that the following shall not be deemed to be material deviations:
(a) material deviations which do not materially affect Target's revenues, net income, costs of goods sold, inventory or accounts receivable; and (b) deviations in the tax provisions of such financials relating to transactions involving its foreign subsidiaries and the appropriate reserve with respect to any tax liabilities relating thereto; provided, however, that deviations materially affecting net income in part (a) of the foregoing shall not include those as a result of such tax provisions of such financials relating to transactions involving its foreign subsidiaries and the tax liabilities relating thereto). Notwithstanding anything to the contrary set forth herein, the following events or occurrences shall not be deemed to be events or occurrences having a material adverse effect for purposes of this Section 7.3:
(i) events or occurrences affecting the environmental, health and safety industry that do not have a disproportionate impact on Target, taken as a whole; or (ii) events or occurrences related directly to the Merger or the other transactions contemplated by this Agreement.

7.4  LITIGATION
    -----------

     No litigation, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint seeking to enjoin the transactions contemplated by this Agreement or to obtain damages on account hereof shall be pending or to Suitor's Knowledge be threatened.

7.5  DOCUMENTS
    ----------

     All documents and instruments required hereunder to be delivered by Target to Suitor at the Closing shall be delivered in form and substance reasonably satisfactory to Suitor and its counsel.

7.6  SHAREHOLDER APPROVAL
    ---------------------

     This Agreement shall have been duly adopted and approved, and the Merger shall have been duly approved, by the shareholders of Target. The holders of not more than 10% of the shares of Target Common Stock shall have exercised dissenters' rights pursuant to NRS.

7.7  APPROVAL OF SHAREHOLDERS OF SUITOR
    -----------------------------------

     Suitor shall have received the approval of a majority of its shareholders of this Agreement and the transactions contemplated hereby.

7.8  FINANCIAL STATEMENTS
    --------------------

     Target shall have provided Suitor with financial statements and other information satisfactory in all respects to allow Suitor to comply with any and all applicable requirements under the Securities Act and the Exchange Act.


/31/


7.9  CONSENTS
    ---------

     All other authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any governmental entity the failure to obtain or comply with which would be reasonably likely to have a material adverse effect on Suitor or a material adverse effect on the consummation of the transactions contemplated hereby shall have been filed, occurred or been obtained.

                                  ARTICLE 8

8.   TERMINATION
    ------------

8.1  TERMINATION PRIOR TO CLOSING:
    ------------------------------

     (a) If the Closing has not occurred by April 30, 2002 (as may be extended as set forth below, the "Termination Date") any party may terminate this Agreement at any time thereafter by giving written notice of termination to the other, provided, however, that no party may terminate this Agreement if such party has willfully or materially breached any of the terms and conditions hereof. Notwithstanding the above, the parties may extend the deadline provided herein by mutual written consent. If the Closing has not occurred by April 30, 2002 and Suitor's Proxy Statement as referenced in Section 11 hereof is then under review from the SEC (as defined) or the Closing was unable to occur by April 30, 2002 due to a delay caused by such review, such Termination Date shall be automatically extended until the date thirty (30) business days following the date on which the SEC advises Suitor that it has no further comments with respect to such Proxy Statement.

     (b) Prior to the Termination Date, any party may terminate this Agreement following the insolvency or bankruptcy of the other party hereto, or if any one or more of the conditions to Closing set forth in Section 5 or 6 shall become incapable of fulfillment or there shall have occurred a breach of this Agreement which breach would reasonably be expected to have a material adverse effect on the other party hereto and either such condition or breach shall not have been waived by the party for whose benefit the condition, representation or warranty was established, then either Target (in the case of a condition in Section 5) or Suitor (in the case of a condition specified in Section 6) may terminate this Agreement.

8.2  BREAK-UP FEE
    -------------

     If this Agreement is terminated and the transactions contemplated hereby are abandoned as provided in this Section, this Agreement shall become void and of no further force or effect.

     (a) If Suitor terminates this Agreement, Target shall be entitled to (i) receive a break-up fee in the amount of $10,000 from Suitor or its successor within five days after completion of the Competing Transaction referred to therein and (ii) accelerate the maturity of the Bridge Loans, if any, to a date not less than 30 days after completion of the Competing Transaction.

     (b) If Target terminates this Agreement, Suitor shall be entitled to (i) receive a break-up fee in the amount of $20,000 from Target or its successor within five days after completion of the Competing Transaction referred to therein and (ii) accelerate the maturity of the Bridge Loans, if any, to a date not less than 30 days after completion of the Competing Transaction.

     (c) If this Agreement is terminated by either party, each party shall return all documents and other material received from or on behalf of the other party in connection with the transactions contemplated hereby, whether so obtained before or after the execution hereof. All Confidential Information received by a party with respect to the business of the other party shall be treated in accordance with the restrictions set forth herein, which shall remain in full force and effect notwithstanding the termination of this Agreement.


/32/


8.3  CONSEQUENCES OF TERMINATION
    ----------------------------

     Upon termination of this Agreement in accordance with this Section 8 or any other express right of termination provided elsewhere in this Agreement, the parties shall be relieved of any further obligation to the others except as specified in Section 8.2; provided, however, that no termination of this Agreement, in accordance with this Section 8 hereof or under any other express right of termination provided elsewhere in this Agreement shall operate to release any party from any liability to any other party incurred before the date of such termination or from any liability resulting from any willful misrepresentation made in connection with this Agreement or willful breach hereof.

                                  ARTICLE 9

9.   ADDITIONAL COVENANTS
    ---------------------

9.1  MUTUAL COOPERATION
    -------------------

     The parties hereto will cooperate with each other, and will use all reasonable efforts to cause the fulfillment of the conditions to the parties' obligations hereunder and to obtain as promptly as possible all consents, authorizations, orders or approvals from each and every third party, whether private or governmental, required in connection with the transactions contemplated by this Agreement.

9.2  CHANGES IN REPRESENTATIONS AND WARRANTIES OF A PARTY
    -----------------------------------------------------

     A party shall promptly give written notice to the other party upon becoming aware of (A) any fact which, if known on the date hereof, would have been required to be set forth or disclosed pursuant to this Agreement and (B) any impending or threatened breach in any material respect of any of the representations and warranties contained in this Agreement and with respect to the latter shall use all reasonable efforts to remedy same.

9.3  REGISTRATION STATEMENTS
    ------------------------

     Suitor shall within a reasonable time period after the Effective Time, or at such time prior to September 30, 2002, file a registration statement on Form SB-2 or on such other form as is then available under the Securities Act covering the Convertible securities per the terms of this Agreement so as to facilitate the resale thereof, to be kept effective until such date as is the earlier of (i) the date on which the securities registered under such registration statement have been sold; or (ii) the date on which the securities registered under such registration statement may be sold to the public without registration or restriction (including without limitation, restrictions as to volume).

                                  ARTICLE 10

10   FEES
    -----

     Each party hereto hereby represents and warrants that no brokers, finders or investment bankers that may be entitled to any brokerage fee, finder's fee, commission or investment banking fee have acted for that party in connection with this Agreement or the transactions contemplated hereby.

                                  ARTICLE 11

11.  SECURITIES; SHAREHOLDER APPROVAL
    ---------------------------------

11.1  TARGET
     -------

     Target, acting through its board of directors, in accordance with pplicable law, its Articles of Incorporation, as amended, and Bylaws, as amended, will:


/33/


     (a) duly call, give notice of, convene and hold a special meeting of its shareholders, to be held as soon as practicable after the date of this Agreement, for the purpose of submitting this Agreement, the Merger and the other transactions contemplated hereby, as a single proposal (the "Target Proposal") for adoption and approval by the required vote of the holders of Target Common Stock;

     (b) cooperate with Suitor in preparing and filing with the Securities and Exchange Commission (the "SEC") as promptly as practicable after the date of this Agreement the Proxy Statement with respect to such shareholders meeting satisfying the requirements of the Securities Act and the Exchange Act, respond promptly to any comments raised by the SEC with respect to the preliminary version of the Proxy Statement, use all its reasonable efforts to cause the definitive version of the Proxy Statement to be mailed to its shareholders as soon as it is legally permitted to do so;

     (c) provide Suitor with the information concerning Target required to be included in the Proxy Statement;

     (d) and include in the Proxy Statement the recommendation of the board of directors of Target that the shareholders of Target vote in favor of adoption and approval of the Target Proposal.


11.2  INFORMATION OF TARGET IN PROXY STATEMENT:
     -----------------------------------------

     The information supplied by Target for inclusion in the Proxy Statement shall not, at (i) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the shareholders of Suitor, (ii) the time of each of the shareholders' meetings and (iii) the Effective Time, contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time prior to the Effective Time, any event or circumstance relating to Target or any subsidiary of Target, or their respective officers or directors, that should be set forth in an amendment or a supplement to the Proxy Statement is discovered by Target, Target shall promptly inform Suitor.

11.3  SUITOR
     -------

     Suitor, acting through its board of directors, in accordance with applicable law, its Articles of Incorporation and Bylaws, will:

     (a) duly call, give notice of, convene and hold an annual meeting of its shareholders, to be held as soon as practicable after the date of this Agreement, for the purpose of submitting, each as a single proposal, the proposals adopted by the board of directors of Suitor to effectuate the Merger and issue the Suitor Merger Stock pursuant to the Merger (the "Share Issuance");

     (b) file with the SEC as promptly as practicable after the date of this Agreement the Proxy Statement complying in all material respects with the Securities Act and the Exchange Act, respond promptly to any comments raised by the SEC with respect to the preliminary version of the Proxy Statement, use all its reasonable efforts to cause the definitive version of the Proxy Statement to be mailed to its shareholders as soon as it is legally permitted to do so;

     (c) provide Target with the information concerning Suitor required to be included in the Proxy Statement; and

     (d) include in the Proxy Statement the recommendation of the board of directors of Suitor that the shareholders of Suitor vote in favor of adoption and approval of the Suitor Proposals.

11.4  INFORMATION OF SUITOR IN PROXY STATEMENT
     -----------------------------------------

     The information on Suitor in the Proxy Statement shall not, at (i) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the shareholders of Target, (ii) the time of each of the shareholders' meetings and (iii) the Effective Time, contain any untrue statement of a material


/34/


fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time prior to the Effective Time, any event or circumstance relating to Suitor or any subsidiary of Suitor, or their respective officers or directors, that should be set forth in an amendment or a supplement to the Proxy Statement is discovered by Suitor, Suitor shall promptly inform Target.

11.5  COOPERATION
     ------------

     Each party will promptly advise the other of its receipt of, and will promptly furnish the other party with copies of, all comments received from the SEC with respect to the Proxy Statement and will consult with the other party in responding to such comments.

11.6  RESTRICTION ON TRANSFER
     ------------------------

     Target acknowledges that the shares of Suitor Common Stock are restricted securities and may only be sold pursuant to an effective registration statement under the Securities Act or an exemption therefrom. The Restricted Securities and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, shall not be transferable except upon the conditions specified herein.

11.7  RESTRICTIVE LEGENDS
     --------------------

     Each certificate for the Suitor Common Stock issued in the Merger and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall contain a legend to the effect that:

"The Restricted Securities covered by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act or an opinion of counsel to Suitor is obtained stating that such disposition is in compliance with an available exemption from such registration."

                                  ARTICLE 12

12.  MISCELLANEOUS
    --------------

12.1  EXPENSES
     ---------

     Target and Suitor shall each pay its own expenses incident to the negotiation, preparation, and carrying out of this Agreement, including legal and accounting and audit fees.

12.2  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS
     ------------------------------------------------------

     All statements contained in this Agreement or in any certificate delivered by or on behalf of Target or Suitor pursuant hereto, or in connection with the actions contemplated hereby shall be deemed representations, warranties and covenants by Suitor or Target, as the case may be, hereunder. All representations, warranties, and covenants made by Target or Suitor in this Agreement, or pursuant hereto, shall terminate at the Closing.

12.3  PUBLICITY
     ----------

     Target and Suitor shall not issue any press release or make any other public statement, in each case, relating to, in connection with or arising out of this Agreement or the transactions contemplated hereby, without obtaining the prior approval of the other, which shall not be unreasonably withheld or delayed, except that prior approval shall not be required if, in the reasonable judgment of Suitor, prior approval by Target would prevent the timely dissemination of such release or statement in violation of applicable Federal securities laws, rules or regulations or policies of the NASD OTC Bulletin Board.


/35/


12.4  SUCCESSION AND ASSIGNMENTS AND THIRD PARTY BENEFICIARIES
     ---------------------------------------------------------

     This Agreement may not be assigned (either voluntarily or involuntarily) by any party hereto without the express written consent of the other party.
Any attempted assignment in violation of this Section shall be void and ineffective for all purposes. In the event of an assignment permitted by this Section, this Agreement shall be binding upon the heirs, successors and assigns of the parties hereto. There shall be no third party beneficiaries of this Agreement.

12.5  NOTICES
     --------

     All notices, requests, demands, or other communications with respect to this Agreement shall be in writing and shall be (i) sent by facsimile transmission, (ii) sent by the United States Postal Service, registered or certified mail, return receipt requested, or (iii) personally delivered by a nationally recognized express overnight courier service, charges prepaid, to the following addresses (or such other addresses as the parties may specify from time to time in accordance with this Section)


     (a) To ATR Search Corporation: 2 Penn Plaza, 15th Floor, Ste. 53
                                    New York, New York 10121
                                    Phone No:  (212) 292-4959
                                    Fax No:  (212) 292-4957
                                    Attn: Robert Cox, President

     (b)  Medicius, Inc:            2660 Townsgate Road, Ste., 310
                                    Westlake Village, California 91361
                                    Phone No:  (805) 446-1973
                                    Fax No:  (805) 446-1983
                                    Attn: Keith Berman, President and CEO

     Any such notice shall, when sent in accordance with the preceding sentence, be deemed to have been given and received on the earliest of (i) the day delivered to such address or sent by facsimile transmission, (ii) the fifth
(5th) business day following the date deposited with the United States Postal Service, or (iii) 24 hours after shipment by a such courier service.

12.6  CONSTRUCTION
     -------------

     This Agreement shall be construed and enforced in accordance with the internal laws of the State of Nevada without giving effect to the principles of conflicts of law thereof.

12.7  COUNTERPARTS
     -------------

     This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same Agreement.


/36/


12.8  NO IMPLIED WAIVER; REMEDIES
     ----------------------------

     No failure or delay on the part of the parties hereto to exercise any right, power, or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver nor shall any single or partial exercise of any right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. All rights, powers, and privileges granted herein shall be in addition to other rights and remedies to which the parties may be entitled at law or in equity.

12.9 ENTIRE AGREEMENT
    -----------------

     This Agreement, including the Exhibits and Disclosure Schedules attached hereto, sets forth the entire understandings of the parties with respect to the subject matter hereof, and it incorporates and merges any and all previous communications, understandings, oral or written as to the subject matter hereof, and cannot be amended or changed except in writing, signed by the parties.

12.10 HEADINGS
      --------

      The headings of the Sections of this Agreement, where employed, are for the convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meanings of the parties.

12.11 SEVERABILITY
      ------------

     To the extent that any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted hereof and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect.

12.12 ATTORNEYS FEES
      --------------
     In the event any legal action is brought to interpret or enforce this Agreement, the party prevailing in such action shall be entitled to recover its attorneys' fees and costs in addition to any other relief that it is entitled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

Suitor:                      ATR Search Corporation
                          By:
                             -------------------------------
                             Robert Cox, President


Target:                      Medicius, Inc.
                          By:
                             -------------------------------
                             Keith Berman, President


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE MERGER AGREEMENT AS LISTED ABOVE.


/37/


                                PROPOSAL NO. 2

                            Corporate Name Change

     The Suitor's officers and directors propose to amend the Articles of incorporation to reflect Suitor's name change from ATR Search Corporation, to CareDecission Corporation.

                                PROPOSAL NO. 3

                     Suitor to Increase Authorized shares.

     The Suitor's officers and directors propose to amend the Articles of incorporation to reflect the increase of Suitor's authorized shares to 200,000,000.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE CHANGING OF THE SUITOR'S NAME AS LISTED ABOVE.

                                OTHER MATTERS

     The Suitor knows of no other matter to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

                                ANNUAL REPORT

     Included with this proxy statement, see Exhibit I, is a copy of the Suitor's annual report for the year ended December 31, 2001. This annual report is taken from the Suitor's Form 10-KSB, filed with the United States Securities and Exchange Commission on March 15, 2001, with certain exhibits excluded. The entire filings, with all exhibits attached, are available online at the SEC's website, www.sec.gov, or at FreeEdgar, www.FreeEdgar.com. (Note that some of those exhibits are not attached to the Form 10-KSB but are included in other Forms filed with the SEC; those Forms are referenced from the Form 10-KSB, and are also available online at the addresses mentioned above.)


/38/


                                     PROXY
                                      OF
                            ATR SEARCH CORPORATION
                             A Nevada Corporation

     KNOW ALL PERSONS BY THESE PRESENTS, that, pursuant to Nevada Revised Statutes 78.355, the undersigned, [NAME OF STOCKHOLDER], hereby appoints [PROXY HOLDER] proxy with power of substitution and revocation to vote the common shares of [NAME OF STOCKHOLDER], which the undersigned is entitled to vote at the [SPECIAL] meeting of stockholders to be held on June 3, 2002, at 10:00 a.m. at 2 Penn Plaza, 15th Floor, Ste. 53, New York, NY 10121, and at any adjournment thereof, with all the powers the undersigned would posses if present,

(PLEASE SIGN AND DATE THE PROXY ATACHED)

[X]    PLEASE MARK VOTES AS IN THIS EXAMPLE.


                                                             YES   NO   ABSTAIN

1.     Including authority to vote for the Merger Agreement

2.     For the Corporate name Change

3.     Increase the Company's authorized common stock to
       200,000,000

4. Upon any other matter which may properly come before the meeting

     Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH ITEM LISTED ABOVE. All prior proxies are hereby revoked. This proxy will also be voted in discretion of the proxies or proxy on any other business. Receipt is hereby acknowledged of the Notice of Special Meeting and Proxy Statement.

     This proxy is revocable at any time, and the undersigned reserve the right to attend the meeting and vote in person. The undersigned hereby revokes any proxy heretofore given in respect of the shares of the Company.


/39/


THE BOARD OF DIRECTORS URGES THAT YOU FILL OUT AND DATE THE PROXY AND PROXY CARD ATTACHED, AND RETURN THEM PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE, NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

NO. OF SHARES ___________________________

SIGNATURE *____________________    SIGNATURE IF HELD JOINTLY*__________________

DATE ____________________, 2002

*NOTE:     Please sign exactly as name(s) appear on your Stock Certificate.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one name is shown, as in the case of joint tenancy, each party must sign.

This proxy is not valid after the expiration of three (3) months from the date of its creation.

DATED this May 25, 2002.

This proxy is not valid after the expiration of three (3) months from the date of its creation.


DATED this May 25, 2002.


/40/


TABLE  OF  EXHIBITS

EXHIBIT A:    AMENDED ARTICLES OF ATR SEARCH CORPORATION
EXHIBIT B:    FORM ATR SEARCH CORPORATION NEVADA BYLAWS
EXHIBIT C:    FORM OF AGREEMENT OF MERGER
EXHIBIT D:    VOTING AGREEMENTS
EXHIBIT H     TARGET'S INTELECTUAL PROPERTY
EXHIBIT I     SUITOR AUDIT
EXHIBIT J     TARGET AUDIT
EXHIBIT K     SELECTED NEVADA REVISED STATUTES
EXHIBIT L     TARGET WARRANT HOLDERS
EXHIBIT M     TARGET CONVERTIBLE NOTE HOLDERS


/41/


EXHIBIT A
AMENDED ARTICLES OF ATR SEARCH CORPORATION


/42/


            Certificate of Amendment to Articles of Incorporation
            -----------------------------------------------------
                       For Nevada Profit Corporations
                       ------------------------------
       (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
       -------------------------------------------------------------
                            -Remit in Duplicate -
                            ---------------------

1. Name of corporation:  ATR Search Corporation. (C5191-2001)
                       --------------------------------------


2. The articles have been amended as follows (provide article numbers, if available):

                   ARTICLE I is amended to read as follows:

     1.     Name of Company:

                           CareDecision Corporation
                           ------------------------


3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater portion of the voting power as may be required in the case of a vote by classes or series, or may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:
                                                      -----------------------


4. Signatures:


-----------------------
Michael Vogel, Director



---------------------
Robert Cox, Director





IMPORTANT:     Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.



Nevada Secretary of Slate Form 78.385 PROFIT AMEND199901
Revised on' 07121/01


/43/


           Certificate of Amendment to Articles of Incorporation
            -----------------------------------------------------
                       For Nevada Profit Corporations
                       ------------------------------
       (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
       -------------------------------------------------------------
                            -Remit in Duplicate -
                            ---------------------

1. Name of corporation:  ATR Search Corporation. (C5191-2001)
                       --------------------------------------


2. The articles have been amended as follows (provide article numbers, if available):

                   ARTICLE 4 is amended to read as follows:

     4. Authorized Shares:

The aggregate number of shares which the corporation shall have authority to
-------------------------------------------------------------------------------
issue shall consist of 200,000,000 shares of Common Stock having a $.001 par
-------------------------------------------------------------------------------
value, and 5,000,000 shares of Preferred Stock having a $.001 par value. The
-------------------------------------------------------------------------------
Common Stock and Preferred Stock of the Company may be issued from time to time
-------------------------------------------------------------------------------
without prior approval by the stockholders. The Common Stock and Preferred
-------------------------------------------------------------------------------
Stock may be issued for such consideration as may be fixed from time to time by
-------------------------------------------------------------------------------
the Board of Directors. The Board of Directors may issue such share of Common
-------------------------------------------------------------------------------
Stock and Preferred Stock in one or more series, with such voting powers,
-------------------------------------------------------------------------------
designations, preferences and rights or qualifications, limitations or
-------------------------------------------------------------------------------
restrictions thereof as shall be stated in the resolution or resolutions.
-------------------------------------------------------------------------------

33. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater portion of the voting power as may be required in the case of a vote by classes or series, or may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:
                                                      -----------------------


4. Signatures:


-----------------------
Michael Vogel, Director



---------------------
Robert Cox, Director





IMPORTANT:     Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.



Nevada Secretary of Slate Form 78.385 PROFIT AMEND199901
Revised on' 07121/01


/44/


EXHIBIT B
FORM ATR SEARCH CORPORATION NEVADA BYLAWS


/45/


                                    BYLAWS
                                     OF
                            ATR SEARCH CORPORATION

                                  ARTICLE I
                                   OFFICES

     The principal office of the Corporation in the State of Nevada shall be located in Las Vegas, County of Clark. The Corporation may have such other offices, either within or without the State of Nevada, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

                                  ARTICLE II
                                 SHAREHOLDERS

     SECTION 1. Annual Meeting. The annual meeting of the shareholders shall -------------- be held on the 1st day in the month of March in each year, beginning with the year 2002, at the hour of 10 o'clock a.m., for the purpose of electing Directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next business day. If the election of Directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as soon as conveniently may be.

SECTION 2. Special Meetings. Special meetings of the shareholders, for any ---------------- purpose or purposes, unless otherwise prescribed by statute, may be called by the President or by the Board of Directors, and shall be called by the President at the request of the holders of not less than fifty percent (50%) of all the outstanding shares of the Corporation entitled to vote at the meeting.

SECTION 3. Place of Meeting. The Board of Directors may designate any place, ---------------- either within or without the State of Nevada, unless otherwise prescribed by statute, as the place of meeting for any annual meeting or for any special meeting. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the State of Nevada, unless otherwise prescribed by statute, as the place for the holding of such meeting. If no designation is made, the place of the meeting will be the principal office of the Corporation.

SECTION 4. Notice of Meeting. Written notice stating the place, day and hour ----------------- of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall unless otherwise prescribed by statute, be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his/her address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.


/46/


SECTION 5. Closing of Transfer Books or Fixing of Record. For the purpose of --------------------------------------------- determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books shall be closed for a stated period, but not to exceed in any case fifty (50) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days mmediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty (50) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

SECTION 6. Voting Lists. The officer or agent having charge of the stock ------------ transfer books for shares of the Corporation shall make a complete list of the shareholders entitled to vote at each meeting of shareholders or at any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. Such list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof.

SECTION 7. Quorum. A majority of the outstanding shares of the Corporation ------ entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

SECTION 8. Proxies. At all meetings of shareholders, a shareholder may vote ------- in person or by proxy executed in writing by the shareholder by his/her duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the Corporation before or at the time of the meeting.

SECTION 9. Voting of Shares. Each outstanding share entitled to vote shall be ---------------- entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.


/47/


SECTION 10. Voting of Shares by Certain Holders. Shares standing in the name -----------------------------------of another corporation may be voted by such officer, agent or proxy as the Bylaws of such corporation may prescribe or, in the absence of such provision, as the Board of Directors of such corporation may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.
     Shares standing in the name of a receiver may be voted by such receiver, and the shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name, if authority to do so be contained in an appropriate order of the court by which such receiver was appointed.
     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.
     Shares of its own stock belonging to the Corporation shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

SECTION 11. Informal Action by Shareholders. Unless otherwise provided by ------------------------------- law, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                                  ARTCLE III
                              BOARD OF DIRECTORS

SECTION 1. General Powers. The Board of Directors shall be responsible for --------------the control and management of the affairs, property and interests of the Corporation and may exercise all powers of the Corporation except as are in the Certificate of Incorporation or by statute expressly conferred upon or reserved to the shareholders.

SECTION 2. Number, and Qualifications. The business affairs of the -------------------------- corporation shall be managed by a Board of one (1) Director. The number of directors of the Corporation shall be fixed by the Board of Directors, but in no event shall be less than one (1). Each director shall hold office until the next annual meeting of shareholders and until his/her successor shall have been elected and qualified.

SECTION 3. Regular Meetings. A regular meeting of the Board of Directors ---------------- shall be held without other notice than this Bylaw immediately after, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without notice other than such resolution.

SECTION 4. Special Meetings. Special meetings of the Board of Directors may ---------------- be called by or at the request of the President or any two directors.  The person or persons authorized to call special


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meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by them.

SECTION 5. Notice. Notice of any special meeting shall be given at least one ------(1) day previous thereto by written notice delivered personally or mailed to each director at his business address, or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the notice be given to the telegraph company. Any directors may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 6. Quorum. A majority of the number of directors fixed by Section 2 ------of this Article shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

SECTION 7. Telephonic Meeting. A meeting of the Board of Directors may be had ------------------by means of a telephone conference or similar communications equipment by which all persons participating in the meeting can hear each other, and the participation in a meeting under such circumstances shall constitute presence at the meeting.

SECTION 8. Manner of Acting. The act of the majority of the directors present ---------------- at a meeting at which a quorum is present shall be the act of the Board of Directors.

SECTION 9. Action Without a Meeting. Any action that may be taken by the ------------------------- Board of Directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so to be taken, shall be signed before such action by all of the directors.

SECTION 10. Vacancies. Any vacancy occurring in the Board of Directors may be --------- filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors, unless otherwise provided by law. A director elected to fill a vacancy shall be elected for the unexpired term of his/her predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the Board of Directors for a term of office continuing only until the next election of directors by the shareholders.

SECTION 11. Resignation. Any director may resign at any time by giving ----------- written notice to the Board of Directors, the
President or the Secretary of the Corporation. Unless otherwise specified in such written notice such resignation shall take effect upon receipt thereof by the Board of Directors or such officer, and the acceptance of such resignation shall not be necessary to make it effective.

SECTION 12. Removal. Any director may be removed with or without cause at any ------- time by the affirmative vote of shareholders holding of record in the aggregate at least a majority of the outstanding shares of stock of the Corporation at a special meeting of the shareholders called for that purpose, and may be removed for cause by action of the Board.


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SECTION 13.  Compensation.  By resolution of the Board of Directors, each
             ------------ director may be paid for his/her expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

SECTION 14. Contracts. No contract or other transaction between this --------- Corporation and any other corporation shall be impaired, affected or invalidated, nor shall any director be liable in any way by reason of the fact that one or more of the directors of this Corporation is or are interested in, or is a director or officer, or are directors or officers of such other corporations, provided that such facts are disclosed or made known to the Board of Directors, prior to their authorizing such transaction. Any director, personally and individually, may be a party to or may be interested in any contract or transaction of this Corporation, and no directors shall be liable in any way by reason of such interest, provided that the fact of such interest be disclosed or made known to the Board of Directors prior to their authorization of such contract or transaction, and provided that the Board of Directors shall authorize, approve or ratify such contract or transaction by the vote (not counting the vote of any such Director) of a majority of a quorum, notwithstanding the presence of any such director at the meeting at which such action is taken. Such director or directors may be counted in determining the presence of a quorum at such meeting. This Section shall not be construed to impair, invalidate or in any way affect any contract or other transaction which would otherwise be valid under the law (common, statutory or otherwise) applicable thereto.

SECTION 15. Committees. The Board of Directors, by resolution adopted by a ---------- majority of the entire Board, may from time to time designate from among its members an executive committee and such other committees, and alternate members thereof, as they may deem desirable, with such powers and authority (to the extent permitted by law) as may be provided in such resolution. Each such committee shall serve at the pleasure of the Board.

SECTION 16. Presumption of Assent. A director of the Corporation who is --------------------- present at a meeting of the Board of
Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his/her dissent shall be entered into the minutes of the meeting or unless he/she shall file written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. uch right to dissent shall not apply to a director who voted in favor of such action.

                                  ARTICLE IV
                                   OFFICERS

SECTION 1. Number. The officers of the Corporation shall be a President, one ------- or more Vice Presidents, a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board


/50/


of Directors, including a Chairman of the Board. In its discretion, the Board of Directors may leave unfilled for any such period as it may determine any office except those of President and Secretary. Any two or more offices may be held by the same person. Officers may be directors or shareholders of the Corporation.

SECTION 2. Election and Term of Office. The officers of the Corporation to be --------------------------- elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his/her successor shall have been duly elected and shall have qualified, or until his/her death, or until he/she shall resign or shall have been removed in the manner hereinafter provided.

SECTION 3. Resignation. Any officer may resign at any time by giving written ----------- notice of such resignation to the Board of Directors, or to the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or by such officer, and the acceptance of such resignation shall not be necessary to make it effective.

SECTION 4. Removal. Any officer or agent may be removed by the Board of ------- Directors whenever, in its judgment, the best interests of he Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights, and such appointment shall be terminable at will.

SECTION 5. Vacancies. A vacancy in any office because of death, resignation, --------- removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

SECTION 6. President. The President shall be the principal executive officer -------- of the Corporation and, subject to the control of the
Board of Directors, shall in general supervise and control all of the business and affairs of the Corporation. He/she shall, when present, preside at all meetings of the shareholders and of the Board of Directors, unless there is a Chairman of the Board, in which case the Chairman will preside. The President may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

SECTION 7. Vice President. In the absence of the President or in event of his -------------- /her death, inability or refusal to act, the Vice
President shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice President shall perform such other duties as from time to time may be assigned by the President or by the Board of Directors.


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If there is more than one Vice President, each Vice President shall succeed to the duties of the President in order of rank as determined by the Board of Directors. If no such rank has been determined, then each Vice President shall succeed to the duties of the President in order of date of election, the earliest date having first rank.

SECTION 8. Secretary. The Secretary shall: (a) keep the minutes of the --------- proceedings of the shareholders and of the Board of
Directors in one or more minute book provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the president certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the Corporation; and (g) in general perform all duties incident to the office of the Secretary and such other duties as from time to time may be assigned by the President or by the Board of Directors.

SECTION 9. Treasurer. The Treasurer shall: (a) have charge and custody of and --------- be responsible for all funds and securities of the
Corporation; (b) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article VI of these Bylaws; and (c) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

SECTION 10. Salaries. The salaries of the officers shall be fixed from time -------- to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of the fact that he/she is also a director of the corporation.

SECTION 11. Sureties and Bonds. In case the Board of Directors shall so ------------------ require any officer, employee or agent of the
Corporation shall execute to the Corporation a bond in such sum, and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his/her duties to the Corporation, including responsibility for negligence for the accounting for all property, funds or securities of the Corporation which may come into his/her hands.

SECTION 12. Shares of Stock of Other Corporations. Whenever the Corporation ------------------------------------- is the holder of shares of stock of any other corporation, any right of power of the Corporation as such shareholder (including the attendance, acting and voting at shareholders' meetings and execution of waivers, consents, proxies or other instruments) may be exercised on behalf of the Corporation by the President, any Vice President or such other person as the Board of directors may authorize.


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ARTICLE V
INDEMNITY

     The Corporation shall indemnify its directors, officers and employees as follows:
     Every director, officer, or employee of the Corporation shall be indemnified by the Corporation against all expenses and liabilities, including counsel fees, reasonably incurred by or imposed upon him/her in connection with any proceeding to which he/she may be made a party, or in which he/she may become involved, by reason of being or having been a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of the Corporation, partnership, joint venture, trust or enterprise, or any settlement thereof, whether or not he/she is a director, officer, employee or agent at the time such expenses are incurred, except in such cases wherein the director, officer, employee or agent is adjudged guilty of willful misfeasance or malfeasance in the performance of his/her duties; provided that in the event of a settlement the indemnification herein shall apply only when the Board of Directors approves such settlement and reimbursement as being for the best interests of the Corporation.
     The Corporation shall provide to any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the equest of the Corporation as a director, officer, employee or agent of the corporation, partnership, joint venture, trust or enterprise, the indemnity against expenses of a suit, litigation or other proceedings which is specifically permissible under applicable law.
     The Board of Directors may, in its discretion, direct the purchase of liability insurance by way of implementing the provisions of this Article.

                                  ARTICLE VI
                    CONTRACTS, LOANS, CHECKS AND DEPOSITS

SECTION 1. Contracts. The Board of Directors may authorize any officer or --------- officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

SECTION 2. Loans. No loans shall be contracted on behalf of the Corporation ----- and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

SECTION 3. Checks, Drafts, etc. All checks, drafts or other orders for the ------ payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

SECTION 4. Deposits. All funds of the Corporation not otherwise employed -------- shall be deposited from time to time to the credit of the
Corporation in such banks, trust companies or other depositories as the Board of Directors may select.


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                                 ARTICLE VII
                               SHARES OF STOCK

SECTION 1. Certificates for Shares. Certificates representing shares of the ------------------------ Corporation shall be in such a form as shall be determined by the Board of Directors. Such certificates shall be signed by the President and by the Secretary or by such other officers authorized by law and by the Board of Directors to do so, and sealed with the corporate seal. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

SECTION 2. Transfer of Shares. Transfer of shares of the Corporation shall be ------------------- made only on the stock transfer books of the
Corporation by the holder of record thereof or by his/her legal representative, who shall furnish proper evidence of authority to transfer, or by his/her attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes. Provided, however, that upon any action undertaken by the shareholders to elect S Corporation status pursuant to Section 1362 of the Internal Revenue Code and upon any shareholders' agreement thereto restricting the transfer of said shares so as to disqualify said S Corporation status, said restriction on transfer shall be made a part of the Bylaws so long as said agreement is in force and effect.

                                 ARTICLE VIII
                                 FISCAL YEAR

     The fiscal year of the Corporation shall begin on the first day of January and end on the thirty first day of December of each year.

                                  ARTICLE IX
                                  DIVIDENDS

     The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

                                  ARTICLE X
                                CORPORATE SEAL

     The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation and the state of incorporation and the words "Corporate Seal".


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                                  ARTICLE XI
                               WAIVER OF NOTICE

     Unless otherwise provided by law, whenever any notice is required to be given to any shareholder or director of the Corporation under the provisions of these Bylaws or under the provisions of the Articles of Incorporation or under the provisions of the applicable Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                 ARTICLE XII
                                  AMENDMENTS

     These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board of Directors at any regular or special meeting of the Board of Directors.
     The above Bylaws are certified to have been adopted by the Board of Directors of the Corporation on March 16, 2001.


                                       /s/ Michael Vogel
                                       -----------------
                                          Secretary



/55/


EXHIBIT C
FORM OF AGREEMENT OF MERGER


/56/


                                   FORM OF
                             AGREEMENT OF MERGER

This Agreement of Merger (the "Agreement") is entered into as of _____________, 2002 by and among Medicius, Inc., a Nevada corporation ("Target"), and ATR Search Corporation, a Nevada corporation ("Suitor").

                                  RECITALS

A. Target and Suitor have entered into a Merger Agreement dated April 30, 2002 (the "Merger Agreement"), providing, among other things, for the execution and filing of this Agreement of Merger;

B. The respective Board of Directors of each of Target and Suitor deem it advisable and in the best interests of such corporation and its respective shareholders that Target be merged with and into Suitor and such Board of Directors have approved this Agreement and the Merger (as hereinafter defined);

C. The Merger Agreement has been approved by the respective shareholders of Target and Suitor;

D. Target and Suitor have agreed to merge Target into Suitor according to the terms and conditions set forth herein.

                                 AGREEMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                  ARTICLE 1

1.1    THE CONSTITUENT CORPORATIONS.

       (a) Suitor: Suitor is a Nevada corporation duly incorporated and existing under the laws of the State of Nevada.

       (b) Target: Target is a Nevada corporation duly incorporated and existing under the laws of the State of Nevada.

1.2 MERGER AND SURVIVAL OF SUITOR AND TARGET: Upon the satisfaction or waiver of all of the conditions precedent to the obligations of each of the parties to the Merger Agreement and upon the filing of this Agreement with the Secretary of State of Nevada (the "Effective Time"), Target shall be merged with and into Suitor in accordance with the provisions of, and with the effect provided in the Nevada Private Corporations General Provisions ("NGCL"). Both the Target and Suitor will be the surviving corporations in the Merger. However, following the Merger, the operations of Target will be conducted through CareTechnologies LLC, which is a wholly owned subsidiary of the Suitor.

1.3    CONSIDERATION FOR THE MERGER.

       (a) On the Effective Date, Target will merge with and into the Suitor. The separate existence of Target will continue. Both the Suitor and Target will be the surviving and operating entities in the Merger and both will continue to be governed by the laws of the State of Nevada. The Certificate of Incorporation and Bylaws of the Suitor in effect as of the Effective Date will not be affected by the Merge.

       (b) On the Effective Date, without any action on the part of the holders thereof, the capital stock of Medicius issued and outstanding immediately prior to the Effective Date will be converted into the right to receive Suitor Common Stock as follows:


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         (i)  Series A Preferred Exchange Rate.  Each share of Medicius Series
A Preferred Stock will be converted into 3.50 Merger Shares (the "Series A Preferred Exchange Ratio") and .75 Merger Warrants.

         (ii) Common Exchange Rate. Each share of Medicius Common Stock will be converted into 3.0 Merger Shares ("Common Exchange Ratio") and .5 Merger Warrants.

       (c) After the Effective Date, all Medicius common stock purchase warrants that remain unexercised on the Effective Date and any Medicius Convertible Notes that remain unconverted or unpaid on the Effective Date will be exercisable for or convertible into the number of Merger Shares (the "Reserved Merger Shares") based on the Common Exchange Ratio, as provided in paragraphs (f) and (g) of this Section.

       (d) The shareholders of Medicius will not be entitled to fractional Merger Shares as a result of the Merger, and the holders of Medicius common stock purchase warrants that remain unexercised on the Effective Date and any Medicius Convertible Notes that remain unconverted or unpaid on the Effective Date will not be entitled to any fractional Reserved Merger Shares upon exercise or conversion of those instruments. Any fractional share of Suitor Common Stock that may result from the application of the exchange rates in
Section 1.3(b) shall be rounded up or down to the nearest whole Merger Share, and any fractional share of Suitor Common Stock that may result from the application of the exchange rates in Section 1.3(c) shall be rounded up or down to the nearest whole Reserved Merger Share.

       (e)  The Merger shall have all the other effects provided by the NGCL.

       (f) On the Effective Date, the Suitor shall assume all outstanding Medicius Warrants, which will thereafter become exercisable for the number of Reserved Merger Shares that the option holders would have received in the Merger at the Common Exchange Rate in exchange for the shares of Medicius Common Stock issuable upon exercise thereof prior to the Effective Date, on he same terms and conditions in effect immediately prior to the Merger. As soon as practicable after the Effective Date, the Suitor shall execute and deliver option agreements reflecting the foregoing to holders of outstanding Medicius Warrants.

       (g) Prior to the Effective Date, Medicius will use its best efforts to encourage conversion of the Medicius Convertible Notes. To the extent the Medicius Convertible Notes remain unconverted or unpaid on the Effective Date,
(i) the indebtedness evidenced thereby shall be assumed by the Suitor, and (ii) they will become convertible after the Effective Date into the number of Reserved Merger Shares that the holders would have received in the Merger at the Common Exchange Rate in exchange for the shares of Medicius Common Stock issuable upon conversion thereof prior to the Effective Date, on the same terms and conditions in effect immediately prior to the Merger.

       (h)  NO FRACTIONAL SHARES OR OPTIONS:  Unless otherwise required by
Section 407 of the NGCL, no fractional shares of Suitor Common Stock shall be issued in connection with the Merger, and no certificate or scrip for any such fractional shares shall be issued.

       (i)  NO LIABILITY:  Notwithstanding anything to the contrary in this
Section 1.3, none of the parties hereto nor any exchange agent with respect to the Suitor Merger Stock shall be liable to any person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

       (j) ISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES: No dividends or other distributions with respect to Suitor Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered certificate with respect to the shares of Target Common Stock represented thereby until the holder of record of such certificate shall surrender such certificate. Subject to applicable law, following surrender of any such certificate, there shall be paid to the record holder of the certificates representing whole shares of Suitor Common Stock issued in exchange therefor, without interest at the time of such surrender, the amount of any such dividends or other distributions with a record


/58/


date after the Effective Time theretofore payable (but for the provisions of this Section 1.3(e)) with respect to such shares of Suitor Common Stock.

1.4 EFFECT OF MERGER: As of the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Agreement of Merger and the applicable provisions of the NGCL, and each of the following shall occur:

       (a) The separate existence and corporate organization of Target shall continue. Suitor as one of the corporations surviving the Merger, shall possess the rights, privileges, powers and franchises, and be subject to all the restrictions, disabilities and duties of, the constituent corporations in the manner specified in the NGCL.

       (b) Except as otherwise agreed by the parties, the Articles of Incorporation of Suitor, as in effect immediately subsequent to the Effective Time, shall be amended and restated to read as set forth on Exhibit A attached hereto.

       (c) The By-laws of Target, as in effect immediately prior to the Effective Time, shall continue in effect without change or amendment.

       (d) Suitor shall enter into mutually acceptable employment agreements on customary industry terms with Keith Berman, William Lyons and any other members of Target management designated by Mr. Berman within five days prior to the Closing. The members of Target Management or their designees and any other members of the current staff of Target designated by Mr. Berman (collectively, the "Management Designees") will be entitled to receive signing bonuses in the form of options to purchase an aggregate of 2.5 million shares of Suitor Common Stock at the closing price of the Suitor Common Stock on the business day immediately preceding the Effective Date, vesting one-half of the total options granted on the day of their grant and then the remaining options in one-third cumulative annual installments commencing on the first anniversary of the Effective Date (the "Management Options"). The names of the Management Designees and the number of Management Options issuable to each Management Designee will be furnished by Mr. Berman to the Company not less than five days prior to the Closing.

       (e) Suitor shall entitle Robert Cox to receive options to purchase an aggregate of 1.5 million shares of Suitor Common Stock at the closing price of the Suitor Common Stock on the business day immediately preceding the Effective Date, vesting one-half of the total options granted on the day of their grant and then the remaining options in one-third cumulative annual installments commencing on the first anniversary of the Effective Date (the "Management Options").

1.5 DISSENTING SHARES: Notwithstanding anything to the contrary contained in this Agreement, any shares of capital stock of Target that, as of the Effective Time, are or may become "dissenting shares" under the NGCL ("Dissenting Shares"), shall not be converted into or represent the right to receive Suitor Merger Stock in accordance with this Agreement, and the holder or holders of such shares shall be entitled only to such rights as may be granted to such holder or holders under the NGCL; provided, however, that if the status of any such shares as "dissenting shares" shall not be perfected, or if any such shares shall lose their status as "dissenting shares," then, as of the later of the Effective Time or the time of the failure to perfect such status or the loss of such status, such shares shall automatically be converted into and shall represent only the right to receive (upon the surrender of the certificate or certificates representing such shares) Suitor Common Stock in accordance with this Agreement.

1.6 FURTHER ACTION: If, at any time after the Effective Time, any further action is determined by Suitor to be necessary or desirable to carry out the purposes of this Agreement, the officers and directors of Suitor shall be fully authorized (in the name of Target) to take such action.


/59/


1.7     MISCELLANEOUS.

       (a) AMENDMENTS: This Agreement cannot be amended or changed except in writing, signed by the parties.

       (b) COUNTERPARTS: This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same Agreement.

       (c) CONSTRUCTION: This Agreement shall be construed and enforced in accordance with the internal laws of the State of Nevada without giving effect to the principles of conflicts of law thereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


Medicius, Inc.                                  ATR Search Corporation


-----------------------                         ---------------------
Keith Berman, President                         Robert Cox, President


/60/


EXHIBIT D
VOTING AGREEMENTS


/61/


                                                                     EXHIBIT D1

            VOTING AGREEMENT (ATR SEARCH CORPORATION SHAREHOLDERS)

THIS VOTING AGREEMENT (this "Agreement") is made as of April 30, 2002, by and
between Medicius, Inc. ("Target"), and                               (in each
                                      -------------------------------
of the capacities set forth on the signature page hereto, "Shareholder").

                                   RECITALS

WHEREAS, as of the date hereof, Shareholder beneficially owns the number of shares of common stock, par value $0.001 per share ("Company Common Shares"), of ATR Search Corporation, a Nevada corporation (the "Company") set forth opposite his/her name on Schedule I attached hereto (the "Shares" and, together with any other shares of capital stock of the Company acquired by Shareholder on or after the date hereof and during the term of this Agreement, the "Subject Shares");

WHEREAS, the Company and Target, a Nevada corporation have entered into a Merger Agreement, dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"), providing for the merger of Target with and into Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Target has requested that Shareholder enter into this Agreement pursuant to which Shareholder shall, among other things, vote in favor of adopting and approving the Merger Agreement and the Merger in accordance with the terms hereof and thereof.

                                  AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Representations and Warranties of Shareholder. Shareholder hereby represents and warrants to Target as follows:

       (a) Authority. Shareholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Shareholder and, assuming the due authorization, execution and delivery by Target, constitutes a valid and binding obligation of Shareholder enforceable against Shareholder in accordance with its terms.

       (b) Subject Shares. Shareholder is the record and beneficial owner of the Shares, and at the time of the Company Shareholder Meeting (as defined in the Merger Agreement) will be the record and beneficial owner of the Subject Shares, in each case free and clear of any Liens (as defined in the Merger Agreement), other than such Liens that would not, individually or in the aggregate, prevent or impair the ability of the Shareholder to perform its obligations under this Agreement. Shareholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Shares. Shareholder has the sole right to vote such Shares, and none of such Shares is, and none of the Subject Shares will be, subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Shares or Subject Shares, except as contemplated by this Agreement.

2. Representations and Warranties of Target. Target hereby represents and warrants to Shareholder that Target has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Target and, assuming the due authorization, execution and delivery by Shareholder, constitutes a valid and binding obligation of Target enforceable against Target in accordance with its terms. The execution


/62/


and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, result in any violation of, or constitute (with or without notice or lapse of time or both) a default under, any provisions of the restated Articles of Incorporation or Bylaws of Target.

3. Covenants of Shareholder. Subject to Section 6 hereof, Shareholder agrees as follows:

       (a) At any meeting of Shareholders of the Company, however called, or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including written consent) of shareholders of the Company is sought with respect to any of the matters described in (i) or (ii) below, or any actions related thereto, Shareholder shall vote (or cause to be voted) the Subject Shares (which number of shares may be greater or less than the number of shares as of the date hereof):

         (i) in favor of the Merger, the approval and adoption by the Company of the Merger Agreement and approval of the other transactions contemplated by the Merger Agreement; and

        (ii) against (A) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantially ll of the Company's assets, sale or issuance of securities of the Company or its subsidiaries, reorganization, joint venture, recapitalization, dissolution, liquidation or winding up of or by the Company or its subsidiaries and (B) any amendment of the Company's articles of incorporation or bylaws, any other proposal or transaction involving the Company or any of its subsidiaries or any action or agreement which amendment, other proposal or transaction or action or agreement would or could reasonably be expected to impede, frustrate, delay, prevent, nullify or result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under or with respect to, the Merger, the Merger Agreement or any of the transactions contemplated by the Merger Agreement or by this Agreement.

       (b) Shareholder shall not, except as contemplated by this Agreement or with the prior written consent of Target grant any proxies or powers of attorney with respect to the Subject Shares, deposit the Subject Shares into a voting trust or enter into a voting agreement with respect to the Subject Shares.

4. Certain Events. Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including Shareholder's successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Company Common Shares, or the issuance to or acquisition by Shareholder of additional Company Common Shares or other voting securities of the Company (whether by purchase, conversion or otherwise), the number of Subject Shares shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional or fewer Company Common Shares or other voting securities of the Company issued to or acquired by Shareholder.

5. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by Shareholder, on the one hand, without the prior written consent of Target nor by Target, on the other hand, without the prior written consent of Shareholder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

6. Termination. This Agreement shall terminate, and the provisions hereof shall be of no further force or effect, and no party shall have any further obligations or liabilities hereunder, upon the earlier of (i) the Effective Time (as defined in the Merger Agreement) or (ii) the termination of the Merger Agreement in accordance with its terms pursuant to Section 8 thereof.

7.     General Provisions.

       (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.


/63/


       (b) Notice. All notices, requests and other communications given to any party hereunder shall be in writing (including facsimile or similar writing) and shall be effective upon receipt, by Target at the address specified in accordance with Section 12.5 of the Merger Agreement or by Shareholder at its address set forth on the Company's stock ledger (or at such other address for a party as shall be specified by like notice).

       (c) Counterparts; Effectiveness; No Third Party Beneficiaries. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures on each counterpart were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

       (d) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

       (e) Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

       (f) Severability. If any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (i) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (ii) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (iii) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement. Each provision of this Agreement is separable from every other provision of this Agreement, and each part of each provision of this Agreement is separable from every other part of such provision.

       (g) Entire Agreement. This Agreement (together with the Schedules hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the ubject matter hereof.

       (h) Shareholder Capacity. Shareholder enters into this Agreement solely in Shareholder's capacity as the record and beneficial owner of the Shares. If Shareholder is or becomes during the term hereof a director or officer of the Company, Shareholder makes no agreement or understanding in this Agreement in Shareholder's capacity as such director or officer. Nothing in this Agreement shall limit or affect any actions taken by Shareholder in Shareholder's capacity as an officer or director of the Company.


/64/


         (i) No Ownership Interest. Except as expressly set forth in this Agreement, nothing contained in this Agreement shall be deemed to vest in Target any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to any Subject Shares shall remain and belong to Shareholder, and Target shall not have any authority to exercise any power or authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct Shareholder in the voting of any of the Subject Shares, except as otherwise expressly provided in this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed or caused this Agreement to be duly executed as of the date first written above.


SHAREHOLDER:                                     __________________________
                                                  Signature of Shareholder
                                                  __________________________
                                              Print or Type Name of Shareholder

TARGET:                                                 Medicius, Inc.

                                                 By:________________________


                                                 Name:______________________

                                                 Title:_____________________


/65/


                                  SCHEDULE I


NAME OF SHAREHOLDER                          NUMBER OF SHARES


-------------------                          ----------------


/66/


                                                                     EXHIBIT D2

                     VOTING AGREEMENT (MEDICIUS, INC. SHAREHOLDERS)

THIS VOTING AGREEMENT (this "Agreement") is made as of April 30, 2002, by and
between ATR Search Corporation ("Suitor"), and                     (in each of
                                              ---------------------
the capacities set forth on the signature page hereto, "Shareholder").

                                   RECITALS

WHEREAS, as of the date hereof, Shareholder beneficially owns the number of shares of common stock, par value $0.001 per share ("Company Common Shares"), of Medicius, a Nevada corporation (the "Company") set forth opposite his/her name on Schedule I attached hereto (the "Shares" and, together with any other shares of capital stock of the Company acquired by Shareholder on or after the date hereof and during the term of this Agreement, the "Subject Shares");

WHEREAS, the Company and Suitor, a Nevada corporation have entered into a Merger Agreement, dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"), providing for the merger of Company with and into Suitor (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Suitor has requested that Shareholder enter into this Agreement pursuant to which Shareholder shall, among other things, vote in favor of adopting and approving the Merger Agreement and the Merger in accordance with the terms hereof and thereof.

                                  AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Representations and Warranties of Shareholder. Shareholder hereby represents and warrants to Suitor as follows:

       (a) Authority. Shareholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Shareholder and, assuming the due authorization, execution and delivery by Suitor, constitutes a valid and binding obligation of Shareholder enforceable against Shareholder in accordance with its terms.

       (b) Subject Shares. Shareholder is the record and beneficial owner of the Shares, and at the time of the Company Shareholder Meeting (as defined in the Merger Agreement) will be the record and beneficial owner of the Subject Shares, in each case free and clear of any Liens (as defined in the Merger Agreement), other than such Liens that would not, individually or in the aggregate, prevent or impair the ability of the Shareholder to perform its obligations under this Agreement. Shareholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Shares. Shareholder has the sole right to vote such Shares, and none of such Shares is, and none of the Subject Shares will be, subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Shares or Subject Shares, except as contemplated by this Agreement.

2. Representations and Warranties of Suitor. Suitor hereby represents and warrants to Shareholder that Suitor has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Suitor and, assuming the due authorization, execution and delivery by Shareholder, constitutes a valid and binding obligation of Suitor enforceable against Suitor in accordance with its terms. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, result in any violation of, or constitute (with or


/67/


without notice or lapse of time or both) a default under, any provisions of the restated Articles of Incorporation or Bylaws of Suitor.

3. Covenants of Shareholder. Subject to Section 6 hereof, Shareholder agrees as follows:

       (a) At any meeting of Shareholders of the Company, however called, or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including written consent) of shareholders of the Company is sought with respect to any of the matters described in (i) or (ii) below, or any actions related thereto, Shareholder shall vote (or cause to be voted) the Subject Shares (which number of shares may be greater or less than the number of shares as of the date hereof):

         (i) in favor of the Merger, the approval and adoption by the Company of the Merger Agreement and approval of the other transactions contemplated by the Merger Agreement; and

        (ii) against (A) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantially ll of the Company's assets, sale or issuance of securities of the Company or its subsidiaries, reorganization, joint venture, recapitalization, dissolution, liquidation or winding up of or by the Company or its subsidiaries and (B) any amendment of the Company's articles of incorporation or bylaws, any other proposal or transaction involving the Company or any of its subsidiaries or any action or agreement which amendment, other proposal or transaction or action or agreement would or could reasonably be expected to impede, frustrate, delay, prevent, nullify or result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under or with respect to, the Merger, the Merger Agreement or any of the transactions contemplated by the Merger Agreement or by this Agreement.

       (b) Shareholder shall not, except as contemplated by this Agreement or with the prior written consent of Target grant any proxies or powers of attorney with respect to the Subject Shares, deposit the Subject Shares into a voting trust or enter into a voting agreement with respect to the Subject Shares.

4. Certain Events. Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including Shareholder's successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Company Common Shares, or the issuance to or acquisition by Shareholder of additional Company Common Shares or other voting securities of the Company (whether by purchase, conversion or otherwise), the number of Subject Shares shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional or fewer Company Common Shares or other voting securities of the Company issued to or acquired by Shareholder.

5. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by Shareholder, on the one hand, without the prior written consent of Suitor nor by Suitor, on the other hand, without the prior written consent of Shareholder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

6. Termination. This Agreement shall terminate, and the provisions hereof shall be of no further force or effect, and no party shall have any further obligations or liabilities hereunder, upon the earlier of (i) the Effective Time (as defined in the Merger Agreement) or (ii) the termination of the Merger Agreement in accordance with its terms pursuant to Section 8 thereof.

7.     General Provisions.

       (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

       (b) Notice. All notices, requests and other communications given to any party hereunder


/68/


shall be in writing (including facsimile or similar writing) and shall be effective upon receipt, by Target at the address specified in accordance with Section 12.5 of the Merger Agreement or by Shareholder at its address set forth on the Company's stock ledger (or at such other address for a party as shall be specified by like notice).

       (c) Counterparts; Effectiveness; No Third Party Beneficiaries. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures on each counterpart were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

       (d) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

       (e) Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

       (f) Severability. If any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (i) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (ii) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (iii) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement. Each provision of this Agreement is separable from every other provision of this Agreement, and each part of each provision of this Agreement is separable from every other part of such provision.

       (g) Entire Agreement. This Agreement (together with the Schedules hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the ubject matter hereof.

       (h) Shareholder Capacity. Shareholder enters into this Agreement solely in Shareholder's capacity as the record and beneficial owner of the Shares. If Shareholder is or becomes during the term hereof a director or officer of the Company, Shareholder makes no agreement or understanding in this Agreement in Shareholder's capacity as such director or officer. Nothing in this Agreement shall limit or affect any actions taken by Shareholder in Shareholder's capacity as an officer or director of the Company.


/69/


         (i) No Ownership Interest. Except as expressly set forth in this Agreement, nothing contained in this Agreement shall be deemed to vest in Target any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to any Subject Shares shall remain and belong to Shareholder, and Target shall not have any authority to exercise any power or authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct Shareholder in the voting of any of the Subject Shares, except as otherwise expressly provided in this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed or caused this Agreement to be duly executed as of the date first written above.


SHAREHOLDER:                                     __________________________
                                                  Signature of Shareholder
                                                  __________________________
                                              Print or Type Name of Shareholder

Suitor:                                              ATR Search Corporation

                                                 By:________________________


                                                 Name:______________________

                                                 Title:_____________________


/70/


                                  SCHEDULE I


NAME OF SHAREHOLDER                          NUMBER OF SHARES


-------------------                          ----------------


/71/


EXHIBIT H
TARGET'S INTELECTUAL PROPERTY


/72/


                             INTELECTUAL PROPERTY


  a) All accounts, contract rights, chattel paper, documents, instruments and general intangibles (including, but not limited to, all of Medicius, Inc.'s now existing and hereafter arising tax and duty refunds, all now owned and hereafter acquired franchises, licenses, permits, patents, patent applications, trademarks, tradestyles, tradenames and copyrights, all rights thereunder and registrations thereof, and all of Medicius, Inc.'s now existing and hereafter arising interests in real and personal property) relating directly or indirectly to "MD@" technologies, including Medicius, Inc.'s interest in the goods represented thereby and all returned, reclaimed, and repossessed goods with respect thereto; all of Medicius, Inc.'s rights as an unpaid vendor (including stoppage in transit, replevin and reclamation), all additional amounts due to Medicius, Inc. from any account of Medicius, Inc. irrespective of whether such additional amounts have been specifically assigned; all guaranties, mortgages on real and personal property, leases, letters of credit and other agreements or property securing or relating to any of the items referred to above, and all monies, deposits, securities, instruments, credits and other property now or hereafter held;

  b) All inventory, including raw materials, work-in-progress, finished and semi-finished inventory relating to Medicius, Inc.'s "MD@" technologies, and all names and marks affixed or to be affixed thereto for purposes of selling same for the seller, manufacturer or licensor thereof, and all right, title and interest of Medicius, Inc. therein and thereto;

  c) All machinery, equipment, furniture, fixtures, and all accessories, fittings and parts relating to the manufacture of Medicius, Inc.'s "MD@" technologies;

  d) All of Medicius, Inc.'s books and records relating to all of the foregoing; and

  e) Any and all products and proceeds of Medicius, Inc.'s "MD@" technologies in any form, whether from the voluntary or involuntary disposition thereof, including without limitation accounts, contract rights, general intangibles, chattel paper, documents, instruments, inventory, equipment, fixtures, all insurance proceeds and all claims by Medicius, Inc. against third parties for damage to or loss or destruction of any or all of the foregoing.


/73/


EXHIBIT I
SUITOR 10KSB AUDIT


/74/


TABLE OF CONTENTS


                                                                PAGE

INDEPENDENT AUDITOR'S REPORT                                     F-1

CONSOLIDATED BALANCE SHEET                                       F-2

CONSOLIDATED STATEMENT OF OPERATIONS                             F-3

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY        F-4

CONSOLIDATED STATEMENT OF CASH FLOWS                             F-5

NOTES TO FINANCIAL STATEMENTS                                 F-6 to F-11


/75/


G. BRAD BECKSTEAD
Certified Public Accountant
                                              330 E. Warm Springs
                                              Las Vegas, NV 89119
                                                     702.257.1984
                                                702.362.0540(fax)

                  INDEPENDENT AUDITOR'S REPORT


April 15, 2002

Board of Directors
ATR Search Corporation
Las Vegas, NV

I  have  audited  the Consolidated Balance Sheet  of  ATR  Search
Corporation and its subsidiary (the "Company") (A Development Stage Company), as of December 31, 2001, and the related Consolidated Statements of Operations, Stockholders' Equity, and Cash Flows for the period March 2, 2001 (Date of Inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the consolidated balance sheet of ATR Search Corporation and its subsidiary, (A Development Stage Company), as of December 31, 2001, and its related consolidated statements of operations, equity and cash flows for the period March 2, 2001 (Date of Inception) to December 31, 2001, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in
Note 2 to the financial statements, the Company has had limited operations and have not commenced planned principal operations. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.





/s/  G. Brad Beckstead

/76/


                          ATR Search Corporation
                       (a Development Stage Company)
                        Consolidated Balance Sheet


       Assets                                              December 31,
                                                               2001
                                                           ------------
       Current assets:
         Cash and equivalents                              $     25,693
         Accounts receivable                                    168,650
         Other current assets                                    30,766
                                                           ------------
            Total current assets                                225,109
                                                           ------------

       Fixed assets, net                                         11,362

       Acquired technology, net                               1,275,000
                                                           ------------

                                                           $  1,511,471
                                                           ============

       Liabilities and Stockholders' Equity

       Current liabilities:
         Accrued interest                                        86,250
         Accrued interest - related party                         2,696
         Short-term note payable                                 50,000
         Current portion of capital lease obligation            120,000
                                                           ------------
            Total current liabilities                           258,946

       Capital lease obligation, net of current portion       1,030,000
                                                           ------------

                                                              1,288,946
                                                           ------------

       Stockholders' Equity

         Common stock, $0.001 par value, 100,000,000
           shares authorized, 19,180,000 shares issued
           and outstanding as of 12/31/01                        19,180
         Additional paid-in capital                             692,095
         (Defict) accumulated during development stage         (488,750)
                                                           ------------
                                                                222,525
                                                           ------------
                                                           $  1,511,471
                                                           ============



The accompanying notes are an integral part of these financial statements.

/77/


                          ATR Search Corporation
                       (a Development Stage Company)
                   Consolidated Statement of Operations


                                                         March 2, 2001
                                                      (date of inception)
                                                        to December 31,
                                                             2001
                                                        --------------

  Revenue                                               $      940,621
                                                        --------------
  Cost of services:
    Subcontractors                                             338,508
    Consultants                                                207,619
    Other costs                                                 36,016
                                                        --------------
      Total costs of services                                  582,143
                                                        --------------

  Gross profit                                                 358,478
                                                        --------------

  Expenses:
    General and administrative                                 366,709
    Consulting fees                                            151,250
    Amortization and depreciation                              225,607
    Organizational costs                                        12,250
                                                        --------------
      Total expenses                                           755,816
                                                        --------------

  Net operating (loss)                                        (397,338)

  Other (expenses):
    Interest expense                                           (88,716)
    Interest expense - related party                            (2,696)
                                                        --------------

  Net (loss)                                            $     (488,750)
                                                        ==============

  Weighted average number of common shares
    outstanding - basic and fully diluted                   19,180,000
                                                        ==============

  Net (loss) per share - basic and fully diluted        $           (0)
                                                        ==============



The accompanying notes are an integral part of these financial statements.

/78/


                           ATR Search Corporation
                        (a Development Stage Company)
          Consolidated Statement of Changes in Stockholders' Equity



                                                    (Deficit)
                                                   Accumulated
                       Common Stock     Additional    During       Total
                                         Paid-in   Development  Stockholders'
                      Shares   Amount    Capital      Stage       Equity
                     -------- --------  ---------  -----------  ----------

Founders shares
 issued for cash   12,625,000 $ 12,625  $  51,900  $         -  $   64,525

Shares issued
 for licensed
 technology         3,500,000    3,500    346,500                  350,000

Shares issued
 for consulting       350,000      350     25,900                   26,250

Shares issued
 for services         650,000      650     64,350                   65,000

Shares issued for
 cash pursuant to
 Rule 504 offering  1,340,000    1,340    132,660                  134,000

Shares issued for
 conversion of debt   115,000      115     11,385                   11,500

Shares issued
 for consulting       600,000      600     59,400                   60,000

Net (loss),
 March 2, 2001
 (inception) to
 December 31, 2001                                    (488,750)   (488,750)
                     -------- --------  ---------  -----------  ----------

Balance,
 December 31, 2001 19,180,000 $ 19,180  $ 692,095  $  (488,750) $  222,525



The accompanying notes are an integral part of these financial statements.

/79/


                     ATR Search Corporation
                  (a Development Stage Company)
              Consolidated Statement of Cash Flows


                                                         March 2, 2001
                                                      (date of inception)
                                                        to December 31,
                                                             2001
                                                        --------------
Cash flows from operating activities
Net (loss)                                              $     (488,750)
Shares issued to acquire technology                            350,000
Shares issued for services                                     151,250
Amortization and depreciation                                  225,607
Adjustments to reconcile net income to cash
 provided by operations:
   (Increase) in accounts receivable                          (168,650)
   (Increase) in other current assets                          (30,766)
   Increase in accrued interest                                 86,250
   Increase in accrued interest - related party                  2,696
                                                        --------------
Net cash provided by operating activities                      127,637
                                                        --------------
Cash flows from investing activities
   Short-term note payable                                      50,000
   Long-term debt                                            1,150,000
   Purchased fixed assets                                      (11,969)
   Acquired technology                                      (1,500,000)
                                                        --------------
Net cash (used) by investing activities                       (311,969)
                                                        --------------
Cash flows from financing activities
   Issuance of common stock                                    210,025
                                                        --------------
Net cash provided by financing activities                      210,025
                                                        --------------

Net increase in cash                                            25,693
Cash - beginning                                                     -
                                                        --------------
Cash - ending                                           $       25,693
                                                        --------------
Supplemental disclosures:
   Interest paid                                        $          329
                                                        ==============
   Income taxes paid                                    $            -
                                                        ==============
Non-cash transactions:
     Number of shares issued to acquire technology           3,500,000
                                                        ==============
     Number of shares issued for services                    1,600,000
                                                        ==============



The accompanying notes are an integral part of these financial statements.

/80/


                     ATR Search Corporation
                              Notes

Note 1 - Significant accounting policies and procedures

Organization
------------
The Company was organized March 2, 2001 (Date of Inception) under the laws of the State of Nevada, as ATR Search Corporation. The Company has a limited history of operations, and in accordance with SFAS #7, the Company is considered a development stage company.

As of March 14, 2001, the Company had a wholly owned subsidiary, ATR Search, LLC.

Estimates
---------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents
-------------------------
The Company maintains a cash balance in a non-interest-bearing account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

Fixed Assets
-------------
The cost of fixed assets is depreciated over the following estimated useful life of the asset utilizing the straight-line method of depreciation:

                     Furniture and fixtures     5 years
                     Leasehold improvements     7 years

Revenue recognition
-------------------
The Company recognizes revenue on an accrual basis as it invoices for services.

Reporting on the costs of start-up activities
---------------------------------------------
Statement of Position 98-5 (SOP 98-5), "Reporting on the Costs of Start-Up Activities," which provides guidance on the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred. SOP 98-5 is effective for fiscal years beginning after December 15, 1998. With the adoption of SOP 98-5, there has been little or no effect on the Company's financial statements.

Earnings per share
------------------
The Company follows Statement of Financial Accounting Standards No. 128. "Earnings Per Share" ("SFAS No. 128"). Basic earnings per common share ("EPS") calculations are determined by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the year. Diluted earning per common share


/81/


calculations are determined by dividing net income (loss) by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

Advertising Costs
------------------
The Company expenses all costs of advertising as incurred. There were no advertising costs included in selling, general and administrative expenses during the period ended December 31, 2001.

Fair value of financial instruments
-----------------------------------
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2001. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Software Licenses
-----------------
The Company capitalizes the costs associated with the purchase of licenses for major business process application software used  in
providing   staffing   and/or   placement   services.    Acquired
technology costs are amortized over sixty months.

Impairment of long lived assets
-------------------------------
Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. The Company does not perform a periodic assessment of assets for impairment in the absence of such information or indicators. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or a significant adverse change that would indicate that the carrying amount of an asset or group of assets is not recoverable. For long-lived assets to be held and used, the Company measures fair value based on quoted market prices or based on discounted estimates of future cash flows. Long-lived assets to be disposed of are carried at fair value less costs to sell. No such impairments have been identified by management at September 30, 2001.

Segment reporting
-----------------
The Company follows Statement of Financial Accounting Standards No. 130, "Disclosures About Segments of an Enterprise and Related Information". The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.


/82/


Dividends
---------
The  Company has not yet adopted any policy regarding payment  of
dividends.   No  dividends  have  been  paid  or  declared  since
inception.

Income taxes
------------
The Company follows Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes" ("SFAS No. 109") for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-
current   depending  on  the  periods  in  which  the   temporary
differences are expected to reverse.

                               F-7


/83/


                     ATR Search Corporation
                              Notes

Recent pronouncements
---------------------
The FASB recently issued Statement No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133". The Statement defers for one year the effective date of FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities". The rule now will apply to all fiscal quarters of all fiscal years beginning after June 15, 2000. In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." The Statement will require the company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income, if the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. The company does not expect SFAS No. 133 to have a material impact on earnings and financial position.

In December 1999, the Securities and Exchange Commission released Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB No. 101), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements. SAB No. 101 did not impact the company's revenue recognition policies.

Stock-Based Compensation
------------------------
The Company accounts for stock-based awards to employees in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and related interpretations and has adopted the disclosure-only alternative of FAS No. 123, "Accounting for Stock-Based Compensation." Options granted to consultants, independent representatives and other non-employees are accounted for using the fair value method as prescribed by FAS No. 123.

Year end
--------
The Company has adopted December 31 as its fiscal year end.

Note 2 - Going concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated a proven history of operations. Since its inception, the Company has been engaged substantially in financing activities and developing its product line, incurring substantial costs and expenses. As a result, the Company incurred accumulated net losses from March 2, 2001 (inception) through the period ended December 31, 2001 of $(488,750). In addition, the Company's


/84/


development activities since inception have been financially sustained by capital contributions.

The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating results. The accompanying financial statements do not include any adjustments that might be required should the Company be unable to recover the value of its assets or satisfy its liabilities.

Note 3 - Fixed assets

The Company acquired the following assets during the period ended
December 31, 2001:

                      Furniture & fixtures          $  1,969
                      Leasehold improvements          10,000
                                                    --------
                                                    $ 11,969
                                                    ========

Depreciation expense totaled $607 for the period ended December
31, 2001.

                               F-8


/85/


                     ATR Search Corporation
                              Notes

Note 4 - Intellectual Property, Patents, and Other Intangibles

On March 28, 2001, the Company acquired the rights to use technology known as "human resource compiler based search recognition software and hardware" from Sarcor Management, SA, a British Virgin Islands corporation, in exchange for a lease agreement and the issuance of 3,500,000 common shares of stock valued at $350,000.

Amortization  expense  totaled  $225,000  for  the  period  ended
December 31, 2001.

The Company relies on trademark, unfair competition and copyright law, trade secret protection and contracts such as confidentiality and license agreements with its employees, customers, partners and others to protect its proprietary rights. Despite precautions, it may be possible for competitors to obtain and/or use the proprietary information without authorization, or to develop technologies similar to the Company's and independently create a similarly functioning infrastructure. Furthermore, the protection of proprietary rights in Internet-related industries is uncertain and still evolving. The laws of some foreign countries do not protect proprietary rights to the same extent as do the laws of the United States. Protecting the Company's proprietary rights in the United States or abroad may not be adequate.

Note 5 - Stockholder's equity

The Company was originally authorized to issue 20,000,000 shares of its $0.001 par value common stock. Effective May 7, 2001, the Company amended its articles of incorporation increasing its authorized shares to 100,000,000 shares of $0.001 par value common stock.

All references to shares issued and outstanding reflect the increase of authorization of 100,000,000 issuable shares effected
May 7, 2001.

The Company issued 12,625,000 shares of its $0.001 par value common stock to its founders for cash of $64,525.

The Company issued 3,500,000 shares of its $0.001 par value common stock at $0.10 per share to Sarcor Management, SA, a British Virgin Island corporation, as a $350,000 down payment on a technology licensing agreement.

The Company issued 350,000 shares of its $0.001 par value common stock to Corporate Regulatory Services for consulting services valued at $26,250.

The Company issued 150,000 shares of its $0.001 par value common stock to Mary Lou Cox, mother of Robert Cox, the Company's president, for consulting services valued at $15,000.


/86/


The Company issued 500,000 shares of its $0.001 par value common stock to James De Luca, an independent consultant, for consulting services valued at $50,000.

The Company issued 1,340,000 shares of its $0.001 par value common stock at $0.10 per share for cash of $134,000. The shares were sold pursuant to a Regulation D, Rule 505 of the Securities and Exchange Commission offering.

The Company issued 115,000 shares of its $0.001 par value common stock to extinguish promissory notes totaling $11,500.

The Company issued 600,000 shares of its $0.001 par value common stock to Quarg, Inc. for consulting services valued at $60,000.

There have been no other issuances of common stock.

                               F-9


/87/


                     ATR Search Corporation
                              Notes
Note 6 - Income taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which requires use of the liability method. SFAS No. 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are based on a 34% US federal statutory rate. As of December 31, 2001, the Company has a net operating loss of approximately $(488,750). The related tax asset of approximately $112,829 has been fully reserved and, if not used, will expire in 2021. A valuation adjustment has been made in the event the asset is not realizable.

Note 7 - Capital lease and rent obligations

10%  capital lease payable to Sarcor Management, SA with  monthly interest-only
  payments  beginning  in  April 2001 of  $5,000,  increasing  to
$10,000 in April 2002,
$15,000 in April 2003, and $19,100 thereafter, secured by
software licensing rights, due March 2011.                $1,150,000

Less current portion                                       ( 120,000)
                                                          ----------
Total long-term debt                                      $1,030,000
                                                          ==========
Summary of Future Minimum Lease Payments:
           Fiscal Year                              Amount
               2001                               $  15,000
               2002                                 150,000
               2003                                 180,000
               2004                                 229,200
               2005                                 229,200
            Thereafter                            1,173,000
                                                  ---------
                    Total lease payments over
                     the contractual period      $1,976,400
                    Less:  Interest                (476,400)
                                                  ---------
                    Original cost                 1,500,000
                                                  =========

Interest expense for the capital lease totaled $57,500 for the period ended December 31, 2001.


/88/


Of which none has been paid  as of December 31, 2001.

On April 1, 2001, the Company entered into a sublease agreement to rent office space for a period of four years at a rate of $2,502 per month. Rent expense totaled $23,133 at December 31, 2001.

Note 8 - Short term note payable

On May 5, 2001, the Company executed a promissory note with Robert Cox, the president of the Company, in the amount of $50,000, which is due in 2 years. Interest in accrued on a quarterly basis at an interest rate of 8% per annum. On May 5, 2003, the unpaid balance of principal and accrued interest will convert into common stock at a ratio of one share of the Company's $0.001 par value common stock for each $5. As of December 31, 2001, interest expense totaled $3,025 of which $329 has been paid.

                              F-10


/89/


                     ATR Search Corporation
                              Notes

Note 9 - Related party transactions

On May 5, 2001, the Company executed a promissory note with Robert Cox, the president of the Company, in the amount of $50,000. (See Note 8 above.)

On May 24, 2001, the Company issued 150,000 shares of its $0.001 par value common stock to Mary Lou Cox, mother of Robert Cox, the Company's president, for consulting services valued at $15,000.

Note 10 - Warrants and options

As of December 31, 2001, there were no warrants or options outstanding to acquire any additional shares of common stock.

Note 11 - Subsequent events

On February 17, 2002, the Company executed a business consulting agreement with MLSA whereby the Company issued 1,350,000 shares of its $0.001 par value common stock to Mark Lancaster for consulting services valued at $162,000. The consulting services are to be rendered over a period of 90 days with an automatic three-month renewal provision.

On February 26, 2002, the Company executed a consulting agreement with Qurag, Inc. whereby the Company issued 475,000 shares of its $0.001 par value common stock to Chaim Drizin, a shareholder of the Company, for consulting services valued at $30,875. The consulting services are to be rendered over a period of 90 days with an automatic three-month renewal provision.

On March 1, 2002, the Company executed a consulting agreement with Corporate Regulatory Services, LLC (CRS), a shareholder of the Company, whereby the Company issued 250,000 shares of its $0.001 par value common stock to CRS, for consulting services valued at $16,250. The consulting services are to be rendered over a period of approximately 1 year.

As of March 7, 2002, the Company issued 62,500 warrants to CRS, a shareholder of the Company, to purchase the Company's $0.001 par value common stock on a one-for-one basis. The warrant exercise price is $0.10 per share of common stock and substantially all warrants will expire on or before March 7, 2007.

On March 27, 2002, the Company executed a consulting agreement with Promark, Inc. whereby the Company issued 500,000 shares of its $0.001 par value common stock to Ken Lowman for consulting services valued at $50,000. The consulting services are to be rendered over a period of 90 days with an automatic three-month renewal provision.

                              F-11


/90/


EXHIBIT J
TARGET AUDIT


/91/







                           Medicius, Inc.
                   (A Development Stage Company)

                          Balance Sheets
                              as of
                         December 31, 2001
                               and
                              2000

                               and

                       Statements of Income,
                     Stockholders' Equity, and
                           Cash Flows
                      for the years ended
                    December 31, 2001, 2000,
                               and
                    July 6, 2000 (Inception)
                      To December 31, 2001


/92/


                           TABLE OF CONTENTS





                                                                PAGE

Independent Auditor's Report                                      1

Balance Sheet                                                     2

Income Statement                                                  3

Statement of Stockholders' Equity                                 4

Statement of Cash Flows                                           5

Footnotes                                                         6


/93/


G. BRAD BECKSTEAD
Certified Public Accountant
                                              330 E. Warm Springs
                                              Las Vegas, NV 89119
                                                     702.257.1984
                                                702.362.0540(fax)

                  INDEPENDENT AUDITOR'S REPORT

Board of Directors
Medicius, Inc.
Las Vegas, NV

I  have   audited  the   Balance   Sheet   of   Medicius,   Inc.
(the "Company") (A Development Stage Company), as of December 31, 2001, and the related Consolidated Statements of Operations, Stockholders' Equity, and Cash Flows for the period July 6, 2000 (Date of Inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Medicius, Inc., (A Development Stage Company) as of December 31, 2001 and 2000, and the results of its operations and cash flows for the years then ended and for the period July 6, 2000 (Date of Inception) to December 31, 2001 in conformity with generally Accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in
Note 5 to the financial statements, the Company has had limited operations and have not commenced planned principal operations. This raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/  G. Brad Beckstead
January 8, 2001


/94/



                               Medicius Inc.
                       (a Development Stage Company)
                               Balance Sheet


  Assets                                              December 31,  December 31
                                                          2001         2000
                                                      ------------  -----------
  Current assets:
    Cash                                              $          4     4,978
                                                      ------------  -----------

    Intellectual Property, net                             910,000
    Technology license, net                                 56,000         -
                                                      ------------  -----------
                                                           966,004     4,978
                                                      ============  ===========

       Liabilities and Stockholders' Equity

       Current liabilities:
         Note Payable - related party                       60,000          -
                                                      ------------  -----------
         Total current liabilities                          60,000          -
                                                      ------------  -----------

       Stockholders' Equity

         Preferred stock, $0.001 par value, 20,000,000
           shares authorized, 750,000 shares issued
           and outstanding                                     750          -
         Common Stock, $0.001 par value, 55,000,000
           shares authorized, 6,750,000 shares issued
           and outstanding                                   6,750      6,000
         Additional paid-in capital                      1,307,695      8,695
         (Defict) accumulated during development stage    (409,191)    (9,717)
                                                      ------------  -----------
                                                           906,004      4,978
                                                      ------------  -----------
                                                      $    966,004  $   4,978
                                                      ============  ===========



The accompanying notes are an integral part of these financial statements.

                                    F-2


/95/


                                 Medicius, Inc.
                         (a Development Stage Company)
                           Statement of Operations



                                               July 6, 2000      July 6, 2000
                               Year ended     (inception) to    (inception) to
                               December 31,    December 31,      December 31,
                                  2001             2000               2001
                              -------------   --------------   ---------------

Revenue                                  -    $           -    $            -
                              -------------   --------------   ---------------
Expenses:
  Consulting Fees                   325,000               -            325,000
  Amortization                       69,000               -             69,000
  General administrative expenses     5,474            9,717            15,191
                              -------------   --------------   ---------------

    Total expenses                  399,474            9,717           409,191
                              -------------   --------------   ---------------

Net (loss)                    $    (399,474)  $       (9,717)  $      (409,191)
                              =============   ==============   ===============

Weighted average number of
 common shares outstanding        6,750,000        6,000,000         6,750,000
                              =============   ==============   ===============

Net (loss) per share          $       (0.06)  $        (0.00)  $         (0.06)
                              =============   ==============   ===============



 The accompanying notes are an integral part of these financial statements.

                               F-3


/96/


                                   Medicius, Inc.
                           (a Development Stage Company)
                   Statement of Changes in Stockholder's Equity

                                                         (Deficit)
                                                        Accumulated   Total
              Common Stock  Preferred Stock  Additional  During       Stock-
             -------------  ---------------  Paid-in     Development  holders'
            Shares  Amount  Shares  Amount   Capital     Stage        Equity

            -------------------------------------------------------------------

August
2000
 Shares
 Issued
 for Cash  6,000,000 $6,000          $        $  8,695   $       -     $ 14,695

Net (loss)
 July 6,
 2000
 (inception)
 to December
 31, 2000                                                  (9,717)      (9,717)
           --------------------------------------------------------------------
Balance,
 12/31/00  6,000,000 $ 6,000       -        -    8,695     (9,717)       4,978
           --------------------------------------------------------------------

Shares
issued
 for
 services    500,000     500                                               500

Shares
Issued to
Acquire
Intellectual
Property                     750,000     750   974,250                 975,000

Share
Issued
For
Consulting  250,000      250                   324,750                 325,000


Net (loss)
Year ended
12/31/01                                                 (399,474)    (399,474)

Balance,
 December,
 2001      6,750,000 $ 6,750 750,000 $   750 $1,307,695 $(409,191) $   906,004
             =================================================================



 The accompanying notes are an integral part of these financial statements.

                               F-4


/97/


                          Medicius, Inc.
                  (a Development Stage Company)
                     STATEMENT OF CASH FLOWS




                                                          July          July
                                           Year         6, 2000       6, 2000
                                           ended      (Inception)   (Inception)
                                         December       December     December
                                         31, 2001      31, 2000      31, 2001
                                        ----------    ----------    ----------

Cash flows from operating activities
Net (loss)                              $ (399,474)   $   (9,717)   $ (409,191)
Amortization                                69,000             -        69,000
Shares issued for consulting fees          325,000                     325,000
                                         ----------     ----------    ---------
Net cash (used) by operating  activities    (5,474)       (9,717)      (15,191)
                                         ----------    ----------    ----------

Cash flows from investing activities
  Technology License                       (60,000)            -       (60,000)
                                         ----------    ----------    ----------
Net cash (used) by investing activities    (60,000)            -       (60,000)
                                         ----------    ----------    ----------

Cash flows from financing activities
  Note payable - related party              60,000             -        60,000
  Issuance of common stock                     500        14,695        15,195
                                        ----------    ----------    ----------
Net cash provided by financing activities      500        14,695        75,195
                                        ----------    ----------    ----------

Net increase in cash                        (4,974)        4,978             4
Cash - beginning                             4,978             -             -
                                        ----------    ----------    ----------
Cash - ending                           $        4    $    4,978    $        4
                                        ==========    ==========    ==========

Supplemental disclosures:
  Interest paid                         $        -    $        -    $        -
                                        ==========    ==========    ==========
  Income taxes paid                     $        -    $        -    $        -
                                        ==========    ==========    ==========

Non-cash transactions:
  Shares issued to acquire
  Intellectual property                    750,000    $        -       750,000
                                        ==========    ==========    ==========
Shares issued for services                 500,000             -       500,000
                                        ==========    ==========    ==========
Shares issued for consulting fees          250,000             -       250,000
                                        ==========    ==========    ==========


The accompanying notes are an integral part of these financial statements.


                               F-5


/98/


                           Medicius, Inc.
                    (A Development Stage Company)
                                Notes

                                                                    6
Note 1 - History and organization of the company

The Company was organized July 6, 2000 (Date of Inception) under the laws of the State of Nevada. The Company was originally named
"ProMedicius, Inc." During August 2001, the Company filed amended articles of incorporation with the State of Nevada to change its name to "Medicius, Inc.".

The Company has no operations and in accordance with SFAS #7, the Company is considered a development stage company.

Note 2 - Summary of significant accounting policies

Estimates
---------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents
-------------------------
The Company maintains a cash balance in a non-interest-bearing account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

Revenue recognition
-------------------
The Company recognizes revenue on an accrual basis as it invoices for services.

Reporting on the costs of start-up activities
Statement of Position 98-5 (SOP 98-5), "Reporting on the Costs of Start-Up Activities," which provides guidance on the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred. SOP 98-5 is effective for fiscal years beginning after December 15, 1998. With the adoption of SOP 98-5, there has been little or no effect on the Company's financial statements.

Loss per share
--------------
Net  loss  per  share  is provided in accordance  with  Statement  of
Financial Accounting Standards No. 128 (SFAS #128) "Earnings Per Share". Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period. The Company had no dilutive common stock equivalents, such as stock options or warrants as of December 31, 2001 or 2000.


/99/


Advertising Costs
-----------------
The  Company  expenses all costs of advertising as  incurred.   There
were   no   advertising  costs  included  in  selling,  general   and
administrative expenses as of December 31, 2001 or 2000.

Fair value of financial instruments
-----------------------------------
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2001 and 2000. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Impairment of long lived assets
-------------------------------
Long lived assets held and used by the Company are reviewed for possible impairment whenever events or circumstances indicate the carrying amount of an asset may not be recoverable or is impaired. No such impairments have been identified by management at December 31, 2001 and 2000.

Segment reporting
-----------------
The Company follows Statement of Financial Accounting Standards No. 130, "Disclosures About Segments of an Enterprise and Related Information". The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Dividends
---------
The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid or declared since inception.

Recent pronouncements
---------------------
The FASB recently issued Statement No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133". The Statement defers for one year the effective date of FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities". The rule now will apply to all fiscal quarters of all fiscal years beginning after June 15, 2000. In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." The Statement will require the company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income, if the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. The company does not expect SFAS No. 133 to have a material impact on earning s and financial position.


/100/


In December 1999, the Securities and Exchange Commission released Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB No. 101), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements. SAB No. 101 did not impact the company's revenue recognition policies.

Note 3 - Income taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which requires use of the liability method. SFAS No. 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are based on a 34% US federal statutory rate. As of December 31, 2001, the Company has a net operating loss of approximately $(410,000). The related tax asset of approximately $140,000 has been fully reserved and, if not used, will expire in 2019 and 2020. A valuation adjustment has been made in the event the asset is not realizable.

Note 4 - Intellectual Property, Patents, and Other Intangibles

On June 27, 2001, the Company acquired Intellectual Property from CareDecision.net, Inc. ("CareDecision"), a subsidiary of IT Health.net, Inc. Pursuant to the agreement, the Company paid CareDecision.net, Inc. the sum of $975,000 with 750,000 shares of the Company's $.001 par value Preferred Series A stock valued at $1.30 per share.

On June 28, 2001, the Company acquired Licensed Information Technology from CareDecision.net, Inc. ("CareDecision"), a subsidiary of IT Health.net, Inc. Pursuant to the agreement, the Company is to pay CareDecision cash of $60,000 plus "End-User" transaction fees ranging from 6%-11% with a minimum monthly fee of $2,500 for a period of 36 months.

Amortization expense totaled $69,000 for the year ended December 31, 2001.

The Company relies on trademark, unfair competition and copyright law, trade secret protection and contracts such as confidentiality and license agreements with its employees, customers, partners and others to protect its proprietary rights. Despite precautions, it may be possible for competitors to obtain and/or use the proprietary information without authorization, or to develop technologies similar to the Company's and independently create a similarly functioning infrastructure. Furthermore, the


101/


protection of proprietary rights in Internet-related industries is uncertain and still evolving. The laws of some foreign countries do not protect proprietary rights to the same extent as do the laws of the United States. Protecting the Company's proprietary rights in the United States or abroad may not be adequate.

Note 4 - Stockholders' Equity

The Company is authorized to issue 55,000,000 shares of its $0.001 par value common stock and 20,000,000 shares of its $0.001 par value preferred stock.

The Company issued 6,000,000 shares of its $0.001 par value common stock for cash in the amount of $6,000. Of the total, $6,000 is considered common stock and there is no additional paid-in capital.

The Company received $8,695 of cash as donated capital.

The Company issued 500,000 shares of its $0.001 par value common stock for services rendered valued at $500.

The Company issued 750,000 shares of its $0.001 par value Preferred Series A stock to CareDecision.net, Inc. valued at $1.30 per share as consideration for licensed technology valued at $975,000.

The Company issued 250,000 shares of its $0.001 par value common stock as "equity kickers" to bridge lenders of CareDecision.net, Inc. at $1.30 per share booked as consulting fees valued at $325,000.

There have been no other issuances of common or preferred stock.

Note 5 - Going concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated a proven history of operations. Since its inception, the Company has been engaged substantially in financing activities and developing its product line, incurring substantial costs and expenses. As a result, the Company incurred accumulated net losses from July 6, 2000 (inception) through December 31, 2001 of $(409,191). In addition, the Company's development activities since inception have been financially sustained by capital contributions.

The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating results. The accompanying financial statements do not include any adjustments that might be required should the Company be unable to recover the value of its assets or satisfy its liabilities.


/102/


Note 6 - Commitments

Pursuant to a Technology Licensing Agreement ("Licensing Agreement") signed June 28, 2001, the Company is to pay CareDecision.net, Inc. cash of $60,000 upon signing of the licensing agreement, plus an "End-User" transaction charge ranging from 6%-11% with a minimum monthly fee of $2,500 for a period of 36 months. Future minimum lease commitments are as follows:

                         2002   $   30,000
                         2003       30,000
                         2004       30,000
                                ----------
                         Total   $  90,000

Note 7 - Related party transactions

The president of the company is also president of CareDecision.net, Inc.

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

Note 8 - Warrants and options

On July 29, 2001, the Company issued 375,000 warrants to bridge lenders of CareDecision.net, Inc. The warrants are redeemable on a 1-for-1 basis into shares of the Company's $0.001 par value common stock at $0.20 per share for a period of 2 years. The warrants are considered to be non-dilutive at December 31, 2001.


/103/


EXHIBIT K
SELECTED NEVADA REVISED STATUTES


/104/


                                  EXHIBIT K

     NEVADA REVISED STATUTES CHAPTER 92A - MERGERS, CONVERSIONS, EXCHANGES AND DOMESTICATIONS RIGHTS OF DISSENTING OWNERS NRS 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections. (Added to NRS by 1995, 2086).

     NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record. (Added to NRS by 1995, 2087).

     NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation. (Added to NRS by 1995, 2087).

     NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and ho exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive. (Added to NRS by 1995, 2087; A 1999, 1631).

     NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. (Added to NRS by 1995, 2087).

     NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation. (Added to NRS by 1995, 2087).

     NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation. (Added to NRS by 1995, 2087).

     NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject Corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective. (Added to NRS by 1995, 2087).

     NRS 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances. (Added to NRS by 1995, 2087).

     NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity. (Added to NRS by 1995, 2088).

     NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity. (Added to NRS by 1995, 2088).



/105/

     NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.
1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled. 2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in CHAPTER 704 OF NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection
1. (Added to NRS by 1995, 2088).

     NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES. 1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions: (a) Consummation of a plan of merger to which the domestic corporation is a constituent entity: (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180. (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange. (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. 2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation. (Added to NRS by 1995, 2087;
A 2001, 1414, 3199).

     NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.
1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market ystem by the National Association of Securities Dealers, Inc., or held by at east 2,000 stockholders of record, unless: (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except: (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of: (I) The surviving or acquiring entity; or (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b). 2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130. (Added to NRS by 1995, 2088).

     NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.
1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.


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2.  A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if: E-2 (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote. (Added to NRS by 1995, 2089).

     NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.
1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430. (Added to NRS by 1995, 2089; A 1997, 730).

     NRS 92A.420 PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES. 1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and (b) Must not vote his shares in favor of the proposed action.
2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter. (Added to NRS by 1995, 2089; 1999, 1631).

     NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS. 1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights. 2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must: (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited; (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date; (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive. (Added to NRS by 1995, 2089).

     NRS 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER. 1. A stockholder to whom a dissenter's notice is sent must: (a) Demand payment; (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and (c) Deposit his certificates, if any, in accordance with the terms of the notice. 2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter. (Added to NRS by 1995, 2090; A 1997, 730)

     NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER. 1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received. 2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action. (Added to NRS by 1995, 2090).


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     NRS 92A.460 PAYMENT FOR SHARES: GENERAL REQUIREMENTS. 1. Except as
otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with
NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
(a) Of the county where the corporation's registered office is located; or
(b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly. 2. The payment must be accompanied by: (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any; (b) A statement of the subject corporation's estimate of the fair value of the shares; (c) An explanation of how the interest was calculated; (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and (e) A copy of NRS 92A.300 to 92A.500, inclusive. (Added to
NRS by 1995, 2090).

     NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE. 1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480. (Added to NRS by 1995, 2091).

     NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE. 1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interestdue, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated. 2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares. (Added to NRS by 1995, 2091).

     NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECt CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER. 1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded. 2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. 3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. 4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings. 5. Each dissenter who is made a party to the proceeding is entitled to a judgment: E-4 (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or (b) For the fair value, plus accrued interest, of his after-acquired shares for which


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the subject corporation elected to withhold payment pursuant to NRS 92A.470.
(Added to NRS by 1995, 2091).

     NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES. 1. The court in a proceeding to determine fair value shall determine ll of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. 2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable: (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive. 3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited. 4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding. 5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115. (Added to NRS by 1995, 2092).


/109/


EXHIBIT L
TARGET WARRANT HOLDERS


/110/


                                                                      EXHIBIT L
                                 SCHEDULE WA-1



      1/05 Bridge Notes        270,000         A warrants if exercised
      1/05 Bridge Notes        540,000         C warrants if exercised
      Money Finder 1/05         45,000         all warrant classes if exercised
      M & E Equities         4,750,000         A warrants if exercised
      M & E Equities         9,500,000         C warrants if exercised
      4/02 Convert Notes       585,730         A warrants if exercised
      4/02 Convert Notes     1,171,460         C warrants if exercised
      Money Finder M & E       540,000         all warrant classes if exercised
      Weinstein                200,000         A warrants if exercised
      Keith Berman             350,000         A warrants if exercised
      William Lyons            350,000         A warrants if exercised
      William Kernochan        250,000         A warrants if exercised

     Sub-total              18,652,190
                            ----------


/111/


EXHIBIT M
TARGET NOTE HOLDERS


/112/


                                                                      EXHIBIT M

                                SCHEDULE TCN-1


                                 NOTE HOLDERS

                         1/05/02 NOTE HOLDERS / VALUE

                       JENNIFER SCHIFFMAN       $10,000

                       DAVID SCHWARTZ           $30,000

                       ZEV ALLEN FRIEDMAN       $10,000

                       CATHERINE DEWITT         $20,000

                       DAVID MIZRAHI            $20,000
                                                -------
                                         TOTAL  $90,000


                        4/02/02 NOTE HOLDERS / VALUE

                       NY AUTOMALL              $14,285

                       JOSEPH MAKOWSKY           $5,715

                       FRADY MAKOWSKY            $2,858

                       MOSHE GULLIGER            $5,715

                       MARLENE KRIGER            $2,500

                       MORRIS WEISS              $5,000

                       LEON B. EISIKOWITZ        $2,500

                       MOSHE DUDDAH             $20,000
                                                -------
                                         TOTAL  $58,573


                                "A"              "C"            CONVERSION
                               -----            -----          ------------
     TYPE       NOTES         WARRANTS         WARRANTS           SHARES
     ----       ------        ---------        ---------         ---------
   1/05/02     $90,000        $270,000         $540,000           $225,000
   4/02/02     $58,573        $585,730        $1,171,460          $292,865


/113/